Federated Investors
World-Class Investment Manager

Federated Aggressive Growth Fund

A Portfolio of Federated Equity Funds

5TH ANNUAL REPORT

October 31, 2001

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Aggressive Growth Fund

President's Message

Dear Shareholder:

Federated Aggressive Growth Fund was created in 1996, and enclosed is its fifth Annual Report. As of October 31, 2001, the fund's total net assets of $186.8 million were spread across 145 stocks in a variety of small-, mid-, and large-cap companies. While some of these companies may not be household names, they are selected for their growth potential. The fund's managers seek to buy companies you will learn of in the next year or so--these are the stocks for aggressive stock owners, and they are volatile. Accordingly, this investment in aggressive stocks should be part of your long-term investment strategy.

This report covers the 12-month reporting period from November 1, 2000 through October 31, 2001. It begins with an interview with Keith J. Sabol, Vice President, who co-manages the fund with Aash M. Shah, Vice President, both of Federated Investment Management Company. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's stock holdings, and second is the publication of the fund's financial statements.

Federated Aggressive Growth Fund's portfolio was diversified across nine industry sectors. Its focus during the reporting period was on Health Care (22.6% of net assets), Industrials (12.0% of net assets) and selected stocks in the Information Technology sector (31.0% of net assets), where management was able to find attractive opportunities. Small company stocks may be less liquid and subject to greater price volatility than larger capitalization stocks.

Despite the bleak picture for growth stocks over the past year, several mitigating factors -- including the enormous amount of liquidity that the Federal Reserve Board (the "Fed") has pumped into the U.S. economy during 2001--argue that investors should be more optimistic looking into 2002.

For the 12-month reporting period ended October 31, 2001, individual share class total return performance, including capital gains distributions, were as follows.1

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(52.11)%	$0.044	$20.92 to $9.99 = (52.25)%
Class B Shares	(52.41)%	$0.044	$20.40 to $9.68 = (52.55)%
Class C Shares	(52.40)%	$0.044	$20.29 to $9.63 = (52.54)%

Of course, we continue to see significant day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time, you have two easy, convenient ways to increase your opportunity to participate in the growth of quality American companies. First, if you are not already doing so, you can reinvest your dividends and capital gains automatically in additional shares--helping your shares through compounding. Second, you can "pay yourself first" by investing in the fund through a systematic investment program, whereby a specific amount is withdrawn from your checking account on a regular basis to purchase more fund shares.2 For more information, please contact your investment professional.

Thank you for entrusting a portion of your wealth to Federated Aggressive Growth Fund, and as always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2001

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (54.75)%, (55.02)%, and (52.87)%, respectively. Current performance information is available at our website: www.federatedinvestors.com or by calling 1-800-341-7400.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Keith J. Sabol

Vice President

Federated Investment Management Company

Aash M. Shah, CFA

Vice President

Federated Investment Management Company

Investment Review

What is your analysis of the fund's past 12-month period?

The past year has been among the most challenging in history for a growth stock investors. While the Russell 2000 Value Index1 gained about 8.75% for the fiscal year, the Russell 2000 Growth Index1 declined 31.5%. Clearly, the more growth oriented one's portfolio, the poorer it performed. In hindsight, we did own too much technology for too long. But the most significant driver of portfolio performance was our emphasis on companies with high expected earnings growth rates. The expected growth rate of the Russell 2000 Growth Index constituents was only about 20%, while the fund's stocks, on average, were expected to grow earnings at about 25% per year. In the prevailing market environment, such stocks performed poorly regardless of their economic sector.

The terrorist attacks of September 11 clearly pushed the economy, that in a best-case scenario was teetering on recession, into recession. The markets recognized this and sold off sharply. The sell-off recalibrated investors' expectations; now relatively modest bits of news are being warmly received. Given this sentiment shift, we believe it is likely that the low levels set on September 21, 2001 will hold, and the market will begin to look across the recession to an uncertain time, but inevitable recovery.

1 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and investments cannot be made in an index.

What were the fund's total return numbers, and how did it compare with its peers?

Despite having dramatically reined in our growth rate and technology concentrations, we failed to reposition as defensively as many small growth funds did. As a result, our relative performance was not strong. The fund's total returns for Class A, B, and C Shares were (52.11)%, (52.41)%, and (52.40)%, respectively, based on net asset value, for the 12-month period ended October 31, 2001. These returns were less than the (28.99)% return of the Lipper Small-Cap Growth Funds Average2 and the (24.90)% return of the S&P 500 Index3 for the same period.

What were a few of the fund's recent stock purchases during the period?

Recent fund purchases included:

Incyte Genomics (0.8% of net assets) is a leading provider of genomic technologies to pharmaceutical and biotechnology researchers. Cash and marketable securities accounted for more than half of the company's market value.

Macrovision (0.2% of net assets) develops and markets technology to prevent theft of electronic media. Macrovision benefits from the growth of sales in the DVD and pay-per-view markets.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

3 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

What were the fund's top ten holdings as of October 31, 2001, and what were the industry sector weightings?

Description	Percentage of Net Assets
Tetra Tech, Inc.	1.9%
Alpharma, Inc., Class A	1.6%
Celgene Corp.	1.6%
Lincare Holdings, Inc.	1.6%
Intercept Group, Inc.	1.6%
Silicon Valley Bancshares	1.5%
SeaChange International, Inc.	1.5%
Commerce Bancorp, Inc.	1.4%
Microvision, Inc.	1.4%
Net.B@nk, Inc.	1.4%
TOTAL PERCENTAGE OF NET ASSETS	15.5%

Sector	Percentage of Net Assets	Percentage of Russell 2000 Growth Index
Information Technology	31.0%	28.4%
Health Care	22.6%	23.6%
Industrials	12.0%	13.2%
Consumer Discretionary	11.0%	14.1%
Financials	8.6%	8.9%
Energy	4.2%	5.4%
Consumer Staples	2.6%	2.4%
Telecommunication Services	2.4%	2.2%
Materials	2.0%	1.2%

What is your outlook for the economy, growth stocks, and the fund as we approach the year 2002?

While the near-term earnings outlook still appears bleak, there are mitigating factors that would argue that investors should be more optimistic. Among these factors are that analysts' long-term growth rate expectations, as well as valuations in terms of price-to-book or enterprise value-to-cash flow, are below 1998 lows, and the Fed has pumped an enormous amount of liquidity into the system. While the timing of a recovery of the U.S. economy may be subject to debate, its inevitability is not. With history as our guide, we should expect that the market might anticipate a recovery in earnings well before the recovery is apparent.

Because of the uncertain economic conditions, we entered the fourth quarter of 2001 unwilling to concentrate large portions of the portfolio's investments in any particular sector. As a result, all sectors are currently within a few percentage points of the fund's benchmark index weights, i.e. those of the Russell 2000 Growth Index.

Within the wreckage of the Technology sector, we are finding some good companies with good businesses and strong balance sheets. We are cautiously adding exposure to the Healthcare sector, where we have found good companies at inexpensive prices.

Because of both the severe reduction of analysts' expectations for long-term earnings growth and the substantially reduced valuation levels of growth stocks following their sustained period of underperformance, we believe that growth stocks can outperform in the near future. Therefore, we continue to focus on selecting securities of companies that we believe will grow earnings more rapidly than the market.

Federated Aggressive Growth Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Aggressive Growth Fund (Class A Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500),2 the Lipper Small Growth Index (LSGI),2 and the Russell 2000 Growth Index (RUS2G).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(54.75)%
Start of Performance (11/25/1996)	(0.92)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LSCI and the RUS2G have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, the LSCI and the RUS2G are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund has elected to change the benchmark index from the S&P 500 to the RUS2G. The RUS2G is more representative of the securities typically held by the Fund.

3 Total return quoted reflects all applicable sales charges.

Federated Aggressive Growth Fund--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Aggressive Growth Fund (Class B Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500),2 the Lipper Small Growth Index (LSGI)2 and the Russell 2000 Growth Index (RUS2G).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(55.02)%
Start of Performance (11/25/1996)	(0.82)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 2.00% on any redemption less than five years from the purchase date. The maximum contigent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LSGI and the RUS2G have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, the LSGI and the RUS2G are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund has elected to change the benchmark index from the S&P 500 to the RUS2G. The RUS2G is more representative of the securities typically held by the Fund.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Aggressive Growth Fund--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Aggressive Growth Fund (Class C Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 2001compared to the Standard and Poor's 500 Index (S&P 500),2 the Lipper Small Growth Index (LSGI)2 and the Russell 2000 Growth Index (RUS2G).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(52.87)%
Start of Performance (11/25/1996)	(0.52)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LSGI and the RUS2G have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, the LSGI and the RUS2G are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. The Fund has elected to change the benchmark index from the S&P 500 to the RUS2G. The RUS2G is more representative of the securities typically held by the Fund.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		COMMON STOCKS--96.4%
		Consumer Discretionary--11.0%
36,300		ADVO, Inc.	$1,309,341
37,000	[2]	Blyth, Inc.	720,390
32,200	[1,2]	Catalina Marketing Corp.	890,330
72,400	[1,2]	Factory 2-U Stores, Inc.	1,023,736
151,900	[1,2]	Insight Enterprises, Inc.	2,468,375
92,100	[1,2]	Linens `N Things, Inc.	1,676,220
18,600	[1,2]	Macrovision Corp.	457,746
35,900	[1,2]	P. F. Chang's China Bistro, Inc.	1,422,717
126,500	[1,2]	Pacific Sunwear of California, Inc.	1,739,375
173,500	[1,2]	Priceline.com, Inc.	834,535
63,900	[1]	R.H. Donnelley Corp.	1,686,960
77,100	[1,2]	Radio One, Inc.	898,215
65,800		Ruby Tuesday, Inc.	1,134,392
29,300	[1,2]	Scholastic Corp.	1,309,710
81,200	[1,2]	Sirius Satellite Radio, Inc.	202,188
8,000		Toro Co.	343,200
35,400		Tupperware Corp.	721,806
65,400	[1,2]	Williams-Sonoma, Inc.	1,693,860

		TOTAL	20,533,096

		Consumer Staples--2.6%
86,600		Delta & Pine Land Co.	1,563,130
40,100		Dial Corp.	668,868
104,500	[1,2]	Hain Celestial Group, Inc.	2,060,740
17,800	[1,2]	Performance Food Group Co.	523,142

		TOTAL	4,815,880

Shares			Value
		COMMON STOCKS--continued
		Energy--4.2%
158,700	[1]	Key Energy Group, Inc.	$1,380,690
31,600	[1,2]	Lone Star Technologies, Inc.	519,504
27,500	[1]	NS Group, Inc.	188,375
68,500	[1,2]	National-Oilwell, Inc.	1,268,620
59,100	[1]	Patterson-UTI Energy, Inc.	1,064,982
39,900		Tidewater, Inc.	1,205,778
144,500	[1]	Trico Marine Services, Inc.	927,690
84,800	[1,2]	Varco International, Inc.	1,272,000

		TOTAL	7,827,639

		Financials--8.6%
37,100		Commerce Bancorp, Inc.	2,708,300
87,800	[1,2]	CompuCredit Corp.	539,970
3,200	[1]	Federal Agricultural Mortgage Association, Class C	140,160
29,100	[2]	Investors Financial Services Corp.	1,539,390
44,900	[1,2]	LaBranche & Co., Inc.	1,297,161
89,400	[2]	Metris Cos., Inc.	1,449,174
307,600	[1]	Net.B@nk, Inc.	2,531,548
34,900	[1]	Philadelphia Consolidated Holding Corp.	1,367,731
117,500	[2]	Silicon Valley Bancshares	2,754,200
39,200		TCF Financial Corp.	1,646,400

		TOTAL	15,974,034

		Healthcare--22.6%
111,000	[2]	Alpharma, Inc., Class A	3,074,700
25,300	[1,2]	AmerisourceBergen Corp.	1,608,068
138,000	[1]	Applied Molecular Evolution, Inc.	1,320,660
30,600	[1,2]	Aviron	1,018,980
22,700	[1,2]	CV Therapeutics, Inc.	895,288
91,600	[1,2]	Celgene Corp.	3,015,472
68,200	[1,2]	Cell Therapeutics, Inc.	2,048,046
70,800	[1,2]	Charles River Laboratories International, Inc.	2,378,880
81,900	[1,2]	CuraGen Corp.	1,889,433
124,600	[1,2]	DaVita, Inc.	2,267,720
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
35,000	[1,2]	Enzon, Inc.	$2,164,750
51,900	[1,2]	Gene Logic, Inc.	695,460
114,000	[1]	HEALTHSOUTH Corp.	1,484,280
124,300	[1]	INAMED Corp.	2,367,915
97,300	[1]	Incyte Genomics, Inc.	1,449,770
67,200	[1,2]	Inhale Therapeutic Systems, Inc.	1,176,000
200,800	[1,2]	Lexicon Genetics, Inc.	1,975,872
116,000	[1]	Lincare Holdings, Inc.	2,981,200
69,000	[1]	Manor Care, Inc.	1,611,840
102,700	[1]	Maxygen, Inc.	1,482,988
60,100	[2]	Owens & Minor, Inc.	1,058,361
106,800	[1,2]	Pharmacopedia, Inc.	1,687,440
32,600	[1]	Techne Corp.	982,564
3,100	[1]	Tenet Healthcare Corp.	178,312
60,700	[1,2]	Tularik, Inc.	1,396,100

		TOTAL	42,210,099

		Industrials--12.0%
65,500	[1,2]	Advanced Energy Industries, Inc.	1,315,895
79,900	[1]	Career Education Corp.	2,082,993
22,200	[1,2]	Corporate Executive Board Co.	678,654
205,200	[1]	DiamondCluster International, Inc., Class A	2,113,560
155,800	[1,2]	Dycom Industries, Inc.	1,861,810
76,500	[1,2]	Frontier Airlines, Inc.	836,910
27,700		Graco, Inc.	900,250
85,800	[1,2]	Heidrick & Struggles International, Inc.	1,300,728
72,600	[1,2]	Learning Tree International, Inc.	1,527,504
32,200	[1,2]	Mercury Computer Systems, Inc.	1,518,552
186,600	[1,2]	Microvision, Inc.	2,595,606
12,000	[1]	National Processing, Inc.	313,800
43,000		SkyWest, Inc.	786,900
138,100	[1,2]	Tetra Tech, Inc.	3,574,028
73,000	[1,2]	Trex Co., Inc.	1,021,270

		TOTAL	22,428,460

Shares			Value
		COMMON STOCKS--continued
		Information Technology--31.0%
98,800	[1,2]	724 Solutions, Inc.	$153,140
119,800	[1,2]	ACT Manufacturing, Inc.	582,228
51,200	[1,2]	ATMI, Inc.	975,872
42,100	[1,2]	AXT, Inc.	459,732
91,000	[1,2]	Advanced Digital Information Corp.	1,359,540
45,400	[1,2]	Alpha Industries, Inc.	1,056,912
89,100	[1]	Anadigics, Inc.	1,324,026
86,500	[1,2]	Asyst Technologies, Inc.	787,150
58,400	[1,2]	Avanex Corp.	289,664
73,300	[1]	Axcelis Technologies, Inc.	960,963
351,000	[1]	Braun Consulting, Inc.	1,365,390
137,200	[1]	C-COR Electronics, Inc.	939,820
139,100	[1,2]	Clarent Corp.	275,418
43,100	[1,2]	Cognizant Technology Solutions Corp.	1,216,282
198,100	[1]	Compuware Corp.	2,036,468
90,800	[1,2]	Credence Systems Corp.	1,234,880
25,200	[1,2]	Cree, Inc.	452,340
29,200	[1]	DSP Group, Inc.	613,200
77,300	[1,2]	Digital Lightwave, Inc.	466,119
55,700	[1]	Exar Corp.	1,255,478
72,100	[1,2]	GlobeSpan, Inc.	862,316
159,300	[1,2]	Harmonic, Inc.	1,285,551
82,500	[1,2]	Intercept Group, Inc.	2,945,250
121,800	[1,2]	Interlink Electronics, Inc.	376,362
38,360	[1,2]	Internet Security Systems, Inc.	1,014,622
124,800	[1]	Keynote Systems, Inc.	950,976
67,800	[1,2]	Kopin Corp.	853,602
203,000	[1]	Legato Systems, Inc.	1,703,170
129,400	[1,2]	Liberate Technologies, Inc.	1,278,472
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
62,800	[1,2]	MIPS Technologies, Inc.	$587,180
52,500	[1,2]	Macromedia, Inc.	785,400
72,900	[1]	Mentor Graphics Corp.	1,382,184
31,400	[1]	Mettler Toledo International, Inc., ADR	1,441,574
80,400	[1]	Micromuse, Inc.	743,700
63,700	[1]	NetIQ Corp.	1,793,155
152,526	[1]	Netro Corp.	587,225
62,600	[1,2]	Nuance Communications, Inc.	505,182
136,100	[1,2]	OTG Software, Inc.	786,658
100,500	[1,2]	PRI Automation, Inc.	1,652,220
21,500	[1,2]	Pixelworks, Inc.	217,150
36,100	[1,2]	Plexus Corp.	902,500
96,200	[1,2]	SafeNet, Inc.	961,038
111,200	[1,2]	SeaChange International, Inc.	2,735,520
28,800	[1,2]	Semtech Corp.	1,087,200
86,000	[1,2]	SpeechWorks International, Inc.	645,000
34,600	[2]	Technitrol, Inc.	860,848
67,500	[1,2]	Three-Five Systems, Inc.	1,046,925
42,600	[1,2]	Tollgrade Communications, Inc.	1,085,874
110,100	[1]	TranSwitch Corp.	364,431
74,000	[1,2]	Trimble Navigation Ltd.	1,302,400
84,801	[1,2]	Triquint Semiconductor, Inc.	1,499,282
30,700	[1,2]	Varian Semiconductor Equipment Associates, Inc.	922,228
23,600	[1]	Veeco Instruments, Inc.	600,856
121,700	[1,2]	Virata Corp.	1,457,966
168,700	[1,2]	WebMD Corp.	774,333
429,200	[1]	Zomax Optical Media, Inc.	2,171,752

		TOTAL	57,974,724

Shares			Value
		COMMON STOCKS--continued
		Materials--2.0%
29,300		Cambrex Corp.	$1,084,100
18,600		H.B. Fuller Co.	956,598
69,800	[1]	Steel Dynamics, Inc.	725,920
64,500	[1]	Stillwater Mining Co.	1,005,555

		TOTAL	3,772,173

		Telecommunication Services--2.4%
3,300	[1,2]	AirGate PCS, Inc.	169,818
113,200	[1,2]	Alamosa Holdings, Inc.	1,593,856
42,500	[1]	Illuminet Holdings, Inc.	1,519,800
13,700	[1,2]	Leap Wireless International, Inc.	203,719
75,200	[1,2]	TeleCorp PCS, Inc., Class A	1,009,184

		TOTAL	4,496,377

		TOTAL COMMON STOCKS (IDENTIFIED COST $218,045,920)	180,032,482

		MUTUAL FUND--4.8%
9,075,548		Prime Value Obligations Fund, Class IS (at net asset value)	9,075,548

		TOTAL INVESTMENTS (IDENTIFIED COST $227,121,468)[3]	$189,108,030

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $269,218,540. The net unrealized depreciation of investments on a federal tax basis amounts to $80,110,510 which is comprised of $11,583,790 appreciation and $91,694,300 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($186,843,710) at October 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified cost $227,121,468)		$189,108,030
Cash denominated in foreign currencies (identified cost $29)		27
Cash held as collateral for securities lending		57,304,906
Income receivable		20,731
Receivable for investments sold		899,204
Receivable for shares sold		867,507

TOTAL ASSETS		248,200,405

Liabilities:
Payable for investments purchased	$3,395,077
Payable for shares redeemed	491,345
Payable on collateral due to broker	57,304,906
Accrued expenses	165,367

TOTAL LIABILITIES		61,356,695

Net assets for 18,971,815 shares outstanding		$186,843,710

Net Assets Consist of:
Paid in capital		$499,275,561
Net unrealized depreciation of investments and futures contracts		(38,013,440)
Accumulated net realized loss on investments and futures contracts		(274,424,772)
Undistributed net investment income		6,361

TOTAL NET ASSETS		$186,843,710

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($106,381,408 ÷ 10,649,022 shares outstanding)		$9.99

Offering price per share (100/94.50 of $9.99)[1]		$10.57

Redemption proceeds per share		$9.99

Class B Shares:
Net asset value per share ($61,553,604 ÷ 6,359,026 shares outstanding)		$9.68

Offering price per share		$9.68

Redemption proceeds per share (94.50/100 of $9.68)[1]		$9.15

Class C Shares:
Net asset value per share ($18,908,698 ÷ 1,963,767 shares outstanding)		$9.63

Offering price per share		$9.63

Redemption proceeds per share (99.00/100 of $9.63)[1]		$9.53

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2001

Investment Income:
Dividends			$314,304
Interest			1,142,731

TOTAL INCOME			1,457,035

Expenses:
Investment adviser fee		$2,508,318
Administrative personnel and services fee		188,876
Custodian fees		36,003
Transfer and dividend disbursing agent fees and expenses		1,025,799
Directors'/Trustees' fees		4,798
Auditing fees		10,285
Legal fees		2,528
Portfolio accounting fees		90,779
Distribution services fee--Class A Shares		335,460
Distribution services fee--Class B Shares		667,527
Distribution services fee--Class C Shares		207,331
Shareholder services fee--Class B Shares		222,509
Shareholder services fee--Class C Shares		69,110
Share registration costs		74,076
Printing and postage		132,628
Insurance premiums		1,870
Miscellaneous		1,062

TOTAL EXPENSES		5,578,959

Waiver and Reimbursement:
Waiver of investment adviser fee	$(364,434)
Reimbursement of investment adviser fee	(1,804)

TOTAL WAIVER AND REIMBURSEMENT		(366,238)

Net expenses			5,212,721

Net operating loss			(3,755,686)

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(265,018,019)
Net realized loss on futures contracts			(2,761,469)
Net change in unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency			62,907,526

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(204,871,962)

Change in net assets resulting from operations			$(208,627,648)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(3,755,686)	$(5,593,678)
Net realized loss on investments, futures contracts and foreign currency transactions	(267,779,488)	(1,027,005)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and translations of assets and liabilities in foreign currency	62,907,526	(133,844,050)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(208,627,648)	(140,464,733)

Distributions from net realized gain on investments:
Class A Shares	(437,815)	(193,538)
Class B Shares	(317,148)	(454,819)
Class C Shares	(97,088)	(82,111)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(852,051)	(730,468)

Share Transactions:
Proceeds from sale of shares	239,487,368	658,807,396
Proceeds from shares issued in connection with the tax-free acquisition of assets from:
IAI Emerging Growth Fund	--	44,869,639
IAI Long Term Growth Fund	--	6,064,460
IAI Capital Appreciation Fund	--	14,399,735
Net asset value of shares issued to shareholders in payment of distributions declared	783,162	622,226
Cost of shares redeemed	(232,873,532)	(265,061,780)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	7,396,998	459,701,676

Change in net assets	(202,082,701)	318,506,475

Net Assets:
Beginning of period	388,926,411	70,419,936

End of period (including undistributed net investment income of $6,361 at October 31, 2001)	$186,843,710	$388,926,411

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$20.92	$21.02	$11.19	$13.31	$10.00
Income From Investment Operations:
Net operating loss	(0.15)[3]	(0.41)[3]	(0.25)[3]	(0.20)[3]	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.74)	0.51	10.08	(1.92)	3.37

TOTAL FROM INVESTMENT OPERATIONS	(10.89)	0.10	9.83	(2.12)	3.32

Less Distributions:
Distributions in excess of net investment income	--	--	--	--	(0.01)
Distributions from net realized gain on investments	(0.04)	(0.20)	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.04)	(0.20)	--	(0.00)[4]	(0.01)

Net Asset Value, End of Period	$ 9.99	$20.92	$21.02	$11.19	$13.31

Total Return[5]	(52.11)%	0.33%	87.85%	(15.91)%	33.21%

Ratios to Average Net Assets:

Expenses	1.73%	1.58%	1.76%	1.76%	1.74%[6]

Net operating loss	(1.14)%	(1.53)%	(1.60)%	(1.56)%	(0.96)%[6]

Expense waiver/reimbursement[7]	0.15%	0.02%	0.74%	1.36%	8.97%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$106,381	$204,148	$18,078	$7,549	$4,148

Portfolio turnover	124%	97%	99%	91%	97%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$20.40	$20.64	$11.07	$13.27	$10.00
Income From Investment Operations:
Net operating loss	(0.24)[3]	(0.61)[3]	(0.36)[3]	(0.30)[3]	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.44)	0.57	9.93	(1.90)	3.35

TOTAL FROM INVESTMENT OPERATIONS	(10.68)	(0.04)	9.57	(2.20)	3.27

Less Distributions:
Distributions in excess of net investment income	--	--	--	--	(0.00)[4]
Distributions from net realized gain on investments	(0.04)	(0.20)	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.04)	(0.20)	--	(0.00)[4]	(0.00)[4]

Net Asset Value, End of Period	$ 9.68	$20.40	$20.64	$11.07	$13.27

Total Return[5]	(52.41)%	(0.35)%	86.45%	(16.56)%	32.75%

Ratios to Average Net Assets:

Expenses	2.48%	2.33%	2.51%	2.51%	2.51%[6]

Net operating loss	(1.90)%	(2.26)%	(2.34)%	(2.33)%	(1.96)%[6]

Expense waiver/reimbursement[7]	0.15%	0.02%	0.74%	1.32%	7.25%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$61,554	$142,671	$44,091	$17,783	$7,184

Portfolio turnover	124%	97%	99%	91%	97%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997 [2]
Net Asset Value, Beginning of Period	$20.29	$20.54	$11.02	$13.20	$10.00
Income From Investment Operations:
Net operating loss	(0.24)[3]	(0.60)[3]	(0.36)[3]	(0.29)[3]	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.38)	0.55	9.88	(1.89)	3.26

TOTAL FROM INVESTMENT OPERATIONS	(10.62)	(0.05)	9.52	(2.18)	3.20

Less Distributions:
Distributions in excess of net investment income	--	--	--	--	(0.00)[4]
Distributions from net realized gain on investments	(0.04)	(0.20)	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.04)	(0.20)	--	(0.00)[4]	(0.00)[4]

Net Asset Value, End of Period	$ 9.63	$20.29	$20.54	$11.02	$13.20

Total Return[5]	(52.40)%	(0.40)%	86.39%	(16.49)%	32.04%

Ratios to Average Net Assets:

Expenses	2.48%	2.33%	2.51%	2.51%	2.53%[6]

Net operating loss	(1.90)%	(2.27)%	(2.34)%	(2.32)%	(1.95)%[6]

Expense waiver/reimbursement[7]	0.15%	0.02%	0.74%	1.32%	7.23%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$18,909	$42,107	$8,251	$2,944	$957

Portfolio turnover	124%	97%	99%	91%	97%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

4 Amounts distributed per share do not round to $0.01.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide appreciation of capital.

On September 15, 2000, the Fund acquired all the net assets of three Investment Advisers, Inc. (IAI) Funds (IAI Emerging Growth Fund, IAI Long Term Growth Fund and IAI Capital Appreciation Fund) in tax-free reorganizations as follows:

	Class A Shares of the Fund Issued	IAI Funds' Net Assets Received	Unrealized Appreciation	[1]
IAI Emerging Growth Fund	1,647,197	$44,869,639	$6,994,355
IAI Long Term Growth Fund	222,631	6,064,460	54,970
IAI Capital Appreciation Fund	528,624	14,399,735	2,290,762

TOTAL	2,398,452	$65,333,834	$9,340,087

	Net Assets of the Fund Prior to Combination	Net Assets of IAI Funds Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
IAI Emerging Growth Fund		$44,869,639
IAI Long Term Growth Fund		6,064,460
IAI Capital Appreciation Fund		14,399,735

TOTAL	$425,802,661	$65,333,834	$491,136,495

1 Unrealized Appreciation is included in the IAI Funds' Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for net operating loss and tax equalization. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital
$3,762,047	$(3,873,521)	$111,474

Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $232,321,339, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2001, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$54,777,625	$57,304,906

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended October 31, 2001, the Fund had realized loss on futures contracts of $2,761,469.

For the year ended October 31, 2001, the Fund had no open futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	14,878,814	$196,375,455	12,527,703	$369,334,134
Shares issued in connection with the tax-free transfer of assets from:
IAI Emerging Growth Fund	--	--	1,647,197	44,869,639
IAI Long Term Growth Fund	--	--	222,631	6,064,460
IAI Capital Appreciation Fund	--	--	528,624	14,399,735
Shares issued to shareholders in payment of distributions declared	26,035	396,504	7,146	176,332
Shares redeemed	(14,015,752)	(183,752,640)	(6,033,518)	(166,069,393)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	889,097	$13,019,319	8,899,783	$268,774,907

Year Ended October 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,775,563	$24,420,604	6,558,169	$187,937,494
Shares issued to shareholders in payment of distributions declared	19,976	293,267	15,308	370,988
Shares redeemed	(2,430,973)	(30,362,927)	(1,715,122)	(46,173,508)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(635,434)	$(5,649,056)	4,858,355	$142,134,974

Year Ended October 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,315,358	$18,691,309	3,662,224	$101,535,768
Shares issued to shareholders in payment of distributions declared	6,345	93,391	3,107	74,906
Shares redeemed	(1,433,446)	(18,757,965)	(1,991,504)	(52,818,879)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(111,743)	$26,735	1,673,827	$48,791,795

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	141,920	$7,396,998	15,431,965	$459,701,676

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund's Class B and Class C Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organization expenses of $13,912 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 2001, the Fund expensed $2,965 of organizational expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2001.

Purchases	$287,158,321

Sales	$291,487,030

CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $852,051 as long-term capital gain dividends for the year ended October 31, 2001.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Aggressive Growth Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2001 and 2000, and the financial highlights for the years ended October 31, 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 31, 1999 were audited by other auditors whose report dated December 21, 1998 expressed an unqualified opinion therein.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Aggressive Growth Fund as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Aggressive Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172875
Cusip 314172867
Cusip 314172859

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G02072-03 (12/01)

Federated Investors
World-Class Investment Manager

Federated Market Opportunity Fund

ANNUAL REPORT October 31, 2001

A Portfolio of Federated Equity Funds

Established 2000

J. Christopher Donahue
President Federated Market Opportunity Fund

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

I am pleased to present the first Annual Report of Federated Market Opportunity Fund. This report covers the period from the fund's inception on December 4, 2000, through October 31, 2001. The fund's stated investment objective is to seek moderate capital appreciation and high current income. The fund invests in equity securities that are undervalued or out of favor, or securities that may have defensive characteristics relative to the overall equity market. Since December 4, 2000, our selection process and diversification across industries has been quite satisfactory.

The report begins with a discussion with the fund's portfolio manager, Steven J. Lehman, Vice President of Federated Investment Management Company. Following his discussion are two additional items of shareholder interest. First is a complete listing of the fund's highly diversified, dividend-paying stock holdings, and second, the fund's financial statements.

The fund proved how well it could weather extremely volatile and adverse market conditions. The fund's share value is up, and three solid quarterly dividends have been paid. Additionally, the fund's net asset growth has reached $88.1 million from a very modest beginning.

Federated Market Opportunity Fund gives shareholders the opportunity to pursue capital appreciation and earn attractive income by owning shares of more than 80 primarily domestic companies considered undervalued, out of favor, or overlooked. Though all are not well-known, these companies are well managed and have demonstrated strong performance in the recent, very difficult months. Many of these stocks have held or increased their value during this highly volatile market environment. Moreover, these companies generally have strong free cash flow over capital and dividend requirements, and their management teams have shown strong shareholder awareness. As of October 31, 2001, the fund's portfolio held names like Anglogold Ltd., Cabot Industrial Trust, Adolph Coors Co., Dole Food, Northrop Grumman, Tyson Foods, USX-Marathon Group, and Valero Energy. Please take time to review the fund's portfolio, its industry weightings, and cash position.

"...the fund produced a positive share value increase, and substantial dividends were paid by many of its holdings."

Another benefit of the fund, as Steve explains, is that it owns many stocks not widely held by other mutual funds or investors. Therefore, it tends to have very low correlation to the Standard & Poor's 500 Index ("S&P 500") and to the technology-heavy Nasdaq Composite Index (Nasdaq).1 Please note the fund's top ten holdings do not exceed 20% of the fund's assets. In other words, no large bets are made on individual stocks. True, there are some sector overweightings, i.e., Financials, for income purposes.

During the reporting period, an eclectic group of stocks led the fund's top performers as the stock market's daily volatility continued. In this environment, the fund produced a positive share value increase, and substantial dividends were paid by many of its holdings. Furthermore, the fund's selection process focused on corporations with relatively low price-to-earnings ratios--less than half the average price-to-earnings ratio of the S&P 500. Individual share class total return performance, including income distributions, follows.2

The fund was launched on December 4, 2000 with a net asset value of $10.00.

	Total Return	Income	Net Asset Value Increase
Class A Shares	15.67%	$0.405	$10.00 to $11.14 = 11.40%
Class B Shares	15.00%	$0.361	$10.00 to $11.12 = 11.20%
Class C Shares	14.90%	$0.361	$10.00 to $11.11 = 11.10%

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. Investments cannot be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were 9.33%, 9.50%, and 13.90%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Like all mutual funds, Federated Market Opportunity Fund is a long-term investment as we continue to see significant day-to-day volatility in the stock market. Volatility simply means some of our stocks decline in value, and it may be just the right time to buy more shares or to initiate a new position in an out-of-favor security.

Regardless of the market's fluctuations, over time, you have two easy ways to increase your opportunity for capital growth and income. First, you can reinvest your quarterly dividends and capital gains in additional shares, which increases your share ownership. Second, you can "pay yourself first" by adding to your account on a regular basis through a systematic investment program. A program to buy shares regularly (i.e., monthly or quarterly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.3 You can contact your investment representative for more information.

Thank you for entrusting a portion of your wealth to Federated Market Opportunity Fund. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue

President

December 15, 2001

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Steven J. Lehman, CFA
Vice President Federated Investment Management Company

Federated Market Opportunity Fund

Q. The stock market was unusually volatile during the fund's reporting period, which made it particularly challenging for stock funds. What are your comments?

A. U.S. stock prices continued the decline begun in March 2000. The major indexes -- including the S&P 500 and the technology-laden Nasdaq -- were brutalized during the fourth quarter of 2000 and most of 2001, with dramatic downdrafts during February, March and September of 2001. For example, from February 1 through April 4, the Nasdaq declined 41.07%, while the S&P 500 fell 19.49%. During the same period, the fund's Class A Shares achieved a positive 1.38% return.

It was a particularly good time to steer clear of stocks in the Technology and Communications Services sectors, which is exactly what this fund did. Although the market recovered to some degree by April 30, 2001, and again in October, Federated Market Opportunity Fund's total returns calculated based on net asset value maintained a considerable lead, on both a start of performance and calendar year-to-date basis (data as of October 31, 2001--Class A at net asset value).

	Fund	Russell Midcap Value Index (RMCV)[1]	S&P 500
Calendar year to date	11.10%	(8.17)%	(18.86)%
Since 12/5/2000	15.67%	(1.69)%	(9.09)%

1 The RMCV measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Q. Despite the market's actions, it was a period of strong performance for Federated Market Opportunity Fund. What were the numbers?

A. As of October 31, 2001, the fund's Class A, B, and C shares produced total returns of 15.67%, 15.00%, and 14.90%, respectively, based on net asset value. The fund's returns were considerably better than the (1.69)% total return of its benchmark, the RMCV, for the same reporting period. The fund also handily outperformed the (9.09)% return of the S&P 500.

Q. What sectors and holdings accounted for the fund's outperformance?

A. The fund's 26.3% allocation to the Financial sector, including real estate investment trusts (REITs), and a cash position of more than 25%, provided desired stability amid market turbulence. Our emphasis on high current income and undervalued, overlooked stocks that offer potentially low price risk was particularly appropriate during the period, as was our avoidance of banks, technology, media, and telecommunications stocks. REITs and Basic Materials stocks generally did well, as investors appreciated the stable earnings and high dividend yields of REITs in contrast to the market turbulence and sharply falling profit estimates for the S&P 500.

REITs represented the largest aspect of the fund (24% of net assets) and outpaced the overall market, as the Morgan Stanley REIT Index2 returned 10.55% during the period, compared to (9.09)% for the S&P 500. Our top REITs were in the healthcare real estate sector, as Healthcare Realty returned 62% and Health Care REIT returned 42%. In other industry sectors, Consumer Staples included returns of 58% by Dole Food and 60% by Super Valu Stores, Inc. K Mart's convertible preferred shares led the Consumer Discretionary sector with a 43% return. Heller Financial convertibles returned 40% on a takeover bid. After such extraordinary gains, several of these holdings had reduced valuation appeal. Consequently, we trimmed or eliminated these holdings and reinvested in stocks that had better valuation support and whose share prices had not had such large gains.

2 The Morgan Stanley REIT Index (RMS) is a market capitalization-weighted total return index of REITs that meet certain liquidity requirements. The index was designed to track the total return performance of a broad group of REIT stocks, assuming dividend reinvestment in the index on the ex-dividend date.

The weakest returns were from insurance company Mutual Risk Management (down 68%) on rising uncollectible claims, and Pacific Gas & Electric preferred (down 55%) due to soaring energy costs amid the California energy crisis. Both holdings were eliminated from the fund. It is very difficult to own 80-90 issues and not have a few losers, but we try not to do so.

Q. What industry sectors have you underweighted and overweighted?

A. Our investment strategy remains unchanged. We continue to strive to "buy low and sell high" while remaining highly flexible and opportunistic. REITs remain our favored investment because of their history of steady earnings, dividend growth, stable cash flows, and high dividend yields, which compare favorably to the stock market as a whole. Though current energy prices are depressed, the stocks seem quite undervalued, and we have added to holdings in this area. Despite the plunge in many technology share prices, we are not yet tempted to buy because valuations are poor and earnings prospects continue to unravel. The portfolio also has minimal exposure to discretionary consumer spending because of concerns over high debt levels. Deteriorating credit quality also explains the absence of domestic banks. Cash reserves remain substantial at 29% so we can seize opportunities as they arise. The fund's low beta (0.2) and high current dividend yield of 3.8% after expenses reflect the fund's risk-averse nature.

Q. The fund has a sizable investment in the Financials sector, which includes REITs. Could you tell us why you like REITs?

A. REITs, in my opinion, are poorly understood by most investors and, consequently, offer attractive opportunities. The leading companies own some of the best real estate properties with outstanding executive talent that typically has a substantial portion of its net worth in their own companies' stocks. REITs typically offer high and moderate growth of income with stable cash flows from contractual leases at a time of extraordinarily large declines in earnings in other sectors of the economy. Supply of new properties is generally restrained, so when the U.S. economy recovers, the supply/demand balance in the real estate market could be surprisingly tight. REITs are undervalued relative to the bond market, the S&P 500, their own history, and relative to their appraised property values. Finally, in this "back to investment basics" time, these securities enhance a portfolio's diversification, as they tend to move independently of the broad stock market.

"...Consumer Staples included returns of 58% by Dole Food and 60% by Super Valu Stores, Inc."

"Imperial Oil (1.3% of assets) is a Canadian oil company that has a considerable asset base and exceptional financial strength."

Q. What were some of the fund's recent stock purchases?

A. Our recent purchases included the following:

Health Care Property Investors (2.5% of net assets) is the largest healthcare REIT, which is a sector that is generally insulated from overall economic conditions. The shares yield more than 8%.

Imperial Oil (1.3% of net assets) is a Canadian oil company that has a considerable asset base and exceptional financial strength.

PPL Corp. (1.8% of net assets) is a utility company that has substantial unregulated power generation operations, and the stock has a price-to-earnings ratio of only 8 along with a dividend yield of about 10%.

The above three issues are examples of the fund's contrarian investment philosophy, which is to select undervalued, out-of-favor securities which have had defensive characteristics and good yields.

Q. What were the fund's top ten holdings as of October 31, 2001, and what were the industry weightings?

A. The holdings and sector weightings were as follows:

Name	Percentage of Net Assets
Valero Energy Corp., Conv. Pfd.	2.6%
Health Care Property Investors, Inc.	2.5%
Mack-Cali Realty Corp.	1.9%
PPL Capital Fund Trust, Conv. Pfd.	1.8%
Cabot Industrial Trust	1.7%
NiSource, Inc., Conv. Pfd.	1.6%
Archstone-Smith Trust	1.5%
CMS Energy Corp., Conv. Pfd.	1.4%
Newfield Exploration Co., Conv. Pfd.	1.3%
Imperial Oil Ltd.	1.3%
TOTAL	17.6%

Sector	Percentage of Net Assets	Percentage of RMCV	Percentage of S&P 500
Financials	25.5%	25.8%	17.7%
Utilities	12.5%	12.9%	3.5%
Energy	10.6%	5.6%	6.9%
Materials	8.9%	7.7%	2.6%
Consumer Staples	7.8%	7.0%	8.9%
Industrials	5.1%	12.4%	10.7%
Consumer Discretionary	1.3%	16.0%	12.3%
Healthcare	0.8%	5.4%	15.2%
Other	28.6%	--	--

Q. What is your outlook for the stock market?

A. We believe much of the stock market -- Information Technology and Telecommunication Services in particular -- is still overvalued, which makes our "contrarian" strategy a prudent choice. A recent Ned Davis study maintains that it will be several years before investors can expect to see double-digit returns from the S&P 500, and we cannot calculate how much of a "tax" terrorist security will have on corporate earnings. However, this is now a real cost of doing business in the United States and around the world. Ned Davis Research is an eminent research firm that is known particularly for its large database on financial markets.

Diversification is of renewed interest to investment advisors after the wild swings between "value" and "growth" style stocks over the last two years, but many mutual funds still generally move with the S&P 500. It seems investors will be more diversified if they allocate a portion of their wealth to an approach that is not tied closely to the major stock indexes. We continue to seek superior risk/reward opportunities while avoiding conventional approaches toward a market that still seems to present high risks. Our fund's goal remains to provide shareholders with respectable positive returns in normal market conditions and avoiding absolute losses in adverse market conditions, which we certainly experienced during this reporting period.

"REITs remain our favored investment because of their steady earnings and dividend growth, stable cash flows, and high dividend yields."

Q. You have mentioned that this is a "contrarian" fund. Is the contrarian concept a product of a bear market?

A. The contrarian philosophy is not a product of a bear market, as fund managers have used the concept for decades. In fact, contrarian funds within the mutual fund industry total over $90 billion in assets. Fidelity, Scudder and Vanguard funds have gathered most of these assets. I believe the Federated Market Opportunity Fund is a unique investment in that it has a relatively low average market capitalization of approximately $2 billion, whereas its competitors own shares of major large-cap corporations that pay good dividends. Furthermore, I believe there is a place for contrarian funds in every investor's equity portfolio.

Federated Market Opportunity Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class A Shares) (the "Fund") from December 5, 2000 (start of performance) to October 31, 2001 compared to the Russell Midcap Value Index (RMCV).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
Start of Performance (12/5/2000) (cumulative)	9.33%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV has been adjusted to reflect reinvestment of all dividends on securities in the index.

2 The RMCV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Market Opportunity Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class B Shares) (the "Fund") from December 5, 2000 (start of performance) to October 31, 2001 compared to the Russell Midcap Value Index (RMCV).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
Start of Performance (12/5/2000) (cumulative)	9.50%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the 5.50% maximum contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated Market Opportunity Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class C Shares) (the "Fund") from December 5, 2000 (start of performance) to October 31, 2001 compared to the Russell Midcap Value Index (RMCV).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
Start of Performance (12/5/2000) (cumulative)	13.90%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		COMMON STOCKS--47.9%
		Beverages--0.9%
15,500		Adolph Coors Co., Class B	$771,125

		Chemicals--0.9%
9,000		Akzo Nobel NV, ADR	369,679
31,200		Olin Corp.	467,376

		TOTAL	837,055

		Commercial Services & Supplies--0.2%
6,000		Banta Corp.	174,300

		Containers & Packaging--0.5%
21,600		Jefferson Smurfit Group PLC, ADR	423,360

		Electric Utilities--3.7%
46,000		OGE Energy Corp.	996,360
38,900		Potomac Electric Power Co.	832,849
20,400		Progress Energy, Inc.	860,268
19,400		Xcel Energy, Inc.	548,632

		TOTAL	3,238,109

		Food Products--4.6%
29,295		Archer-Daniels-Midland Co.	408,079
12,500		Cadbury Schweppes PLC, ADR	312,375
51,300		ConAgra Foods, Inc.	1,174,770
13,600		Dole Food Company, Inc.	276,896
53,900		Sensient Technologies Corp.	876,414
102,000		Tyson Foods, Inc., Class A	998,580

		TOTAL	4,047,114

		Gas Utilities--0.9%
16,500		KeySpan Corp.	547,470
5,500		Northern Border Partners LP	212,300
4,500		TransCanada PipeLines Ltd.	58,725

		TOTAL	818,495

		Insurance--1.4%
5,200		American National Insurance Co.	426,348
35,000		UNUMProvident Corp.	785,050

		TOTAL	1,211,398

Shares			Value
		COMMON STOCKS--continued
		Marine--0.9%
14,500		Alexander and Baldwin, Inc.	$322,915
17,600		Teekay Shipping Corp.	486,464

		TOTAL	809,379

		Metals & Mining--2.4%
41,900		Anglogold Ltd., ADR	695,121
63,500		Normandy Mining Ltd., ADR	434,975
53,200		WMC Ltd., ADR	986,860

		TOTAL	2,116,956

		Multi-Utilities--0.9%
30,800		SCANA Corp.	793,100

		Oil & Gas--4.0%
42,900		Imperial Oil Ltd.	1,180,179
12,000		Kerr-McGee Corp.	691,200
16,100		Sunoco, Inc.	602,623
38,300		USX-Marathon Group, Inc. Corp.	1,056,697

		TOTAL	3,530,699

		Paper & Forest Products--0.9%
22,900		Plum Creek Timber Co., Inc.	632,727
22,400		Sappi Ltd., ADR	213,696

		TOTAL	846,423

		Real Estate--24.1%
46,600		AMB Property Corp.	1,132,846
22,000		Amli Residential Properties Trust	513,260
52,800		Archstone-Smith Trust	1,277,760
42,600		Arden Realty Group, Inc.	1,049,238
21,700		Avalonbay Communities, Inc.	985,180
12,000		BRE Properties, Inc., Class A	348,000
22,800		Boston Properties, Inc.	805,980
62,700		Cabot Industrial Trust	1,493,514
24,800		Camden Property Trust	863,040
21,000		CarrAmerica Realty Corp.	594,510
19,900		Chateau Communities, Inc.	626,850
24,300		Cousins Properties, Inc.	588,303
22,500		Equity Office Properties Trust	641,250
104,500		HRPT Properties Trust	851,675
58,700		Health Care Property Investors, Inc.	2,184,814
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Real Estate--continued
40,200		Healthcare Realty Trust, Inc.	$1,085,400
71,100		Keystone Property Trust	881,640
33,800		Kilroy Realty Corp.	791,258
55,100		Mack-Cali Realty Corp.	1,708,100
23,200		Pan Pacific Retail Properties, Inc.	643,800
9,000		Prentiss Properties Trust	228,600
18,500		Prologis Trust	368,705
38,500		Reckson Associates Realty Corp., Class B	929,005
28,500		Summit Properties, Inc.	645,525

		TOTAL	21,238,253

		Textiles & Apparel--0.4%
16,800		Kellwood Co.	327,432

		Tobacco--1.2%
31,000		UST, Inc.	1,041,910

		TOTAL COMMON STOCKS (IDENTIFIED COST $42,526,934)	42,225,108

		CORPORATE BONDS--0.9%
		Auto Components--0.9%
$1,100,000		Tower Automotive, Inc., Conv. Bond, 5.00%, 8/1/2004 (identified cost $834,625)	811,459

		PREFERRED STOCKS--23.7%
		Aerospace & Defense--2.0%
8,500		Northrop Grumman, Corp., Conv. Pfd., $7.00	1,062,500
12,600		Raytheon Co., DECS, $4.13	720,090

		TOTAL	1,782,590

		Chemicals--0.7%
1,570		Hercules, Inc., Conv. Pfd., $0.65	648,881

		Construction Materials--1.2%
31,100		Texas Industries, Inc., Conv. Pfd., $2.75	1,062,998

		Containers & Packaging--0.5%
9,000		Amcor Ltd., PRIDES, $3.63	398,250

		Electric Utilities--4.7%
41,200		CMS Energy Corp., Conv. Pfd., $0.91	1,236,000
14,300		Dominion Resources, Inc., Conv. Pfd., $4.75	875,875
23,200		NRG Energy, Inc., Conv. Pfd., $1.63	447,296
81,600		PPL Capital Fund Trust, Conv. Pfd., $1.94	1,558,560

		TOTAL	4,117,731

		Food Products--1.1%
22,200		Suiza Foods Corp., Conv. Pfd., $2.75	992,185

Shares			Value
		PREFERRED STOCKS--continued
		Gas Utilities--1.5%
27,900		NiSource, Inc., Conv. Pfd., $3.88	$1,368,495

		Health Care Providers & Services--0.9%
15,900		Owens & Minor, Inc., Conv. Pfd., Series A, $2.69	755,250

		Machinery--0.9%
16,900	[1]	Cummins Engine Co., Inc., Conv. Pfd., $3.50	784,380

		Metals & Mining--1.7%
32,800		Freeport-McMoRan Copper & Gold, Inc., Conv. Pfd., $1.25	467,400
22,500		Inco Ltd., Conv. Pfd., $2.75	1,006,875

		TOTAL	1,474,275

		Multi-Utilities--0.8%
25,000		Enron Corp., Conv. Pfd., $1.56	705,000

		Oil & Gas--6.6%
18,000		Apache Corp., Conv. Pfd., $2.02	798,750
12,800		Kerr-McGee Corp., DECS, $.46	490,496
21,400		Newfield Exploration Co., Conv. Pfd., $3.25	1,184,918
16,400		Pogo Producing Co., Conv. Pfd., $3.25	1,022,064
72,600		Valero Energy Corp., Conv. Pfd., $1.94	2,313,036

		TOTAL	5,809,264

		Road & Rail--1.1%
20,200		Union Pacific Corp., Conv. Pfd., $3.13	939,886

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $20,565,469)	20,839,185

		MUTUAL FUND--28.6%
25,156,810		Prime Value Obligations Fund, Class IS (at net asset value)	25,156,810

		TOTAL INVESTMENTS (IDENTIFIED COST $89,083,838)[2]	$89,032,562

1 Denotes a restricted security which is subject to restrictions or resale under federal securities laws. This security has been deemed liquid based upon criteria approved by the fund's Board of Trustees. At October 31, 2001, this security amounted to $784,380 which represents 0.9% of net assets.

2 The cost of investments for federal tax purposes amounts to $89,087,419. The net unrealized depreciation of investments on a federal tax basis amounts to $54,857 which is comprised of $2,003,851 appreciation and $2,058,708 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($88,099,868) at October 31, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified cost $89,083,838)		$89,032,562
Cash		437,580
Income receivable		245,728
Receivable for investments sold		659,537
Receivable for shares sold		908,082

TOTAL ASSETS		91,283,489

Liabilities:
Payable for investments purchased	$3,034,197
Payable for shares redeemed	85,414
Accrued expenses	64,010

TOTAL LIABILITIES		3,183,621

Net assets for 7,920,944 shares outstanding		$88,099,868

Net Assets Consist of:
Paid in capital		$87,730,356
Net unrealized depreciation of investments and foreign currency		(51,281)
Accumulated net realized gain on investments and foreign currency		293,772
Undistributed net investment income		127,021

TOTAL NET ASSETS		$88,099,868

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($36,773,537 ÷ 3,302,169 shares outstanding)		$11.14

Offering price per share (100/94.50 of $11.14)[1]		$11.79

Redemption proceeds per share		$11.14

Class B Shares:
Net asset value per share ($33,481,250 ÷ 3,011,868 shares outstanding)		$11.12

Offering price per share		$11.12

Redemption proceeds per share (94.50/100 of $11.12)[1]		$10.51

Class C Shares:
Net asset value per share ($17,845,081 ÷ 1,606,907 shares outstanding)		$11.11

Offering price per share		$11.11

Redemption proceeds per share (99.00/100 of $11.11)[1]		$11.00

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended October 31, 20011

Investment Income:
Dividends (net of foreign taxes withheld of $10,162)			$1,514,204
Interest			320,767

TOTAL INCOME			1,834,971

Expenses:
Investment adviser fee		$234,838
Administrative personnel and services fee		167,767
Custodian fees		9,292
Transfer and dividend disbursing agent fees and expenses		45,174
Auditing fees		14,620
Legal fees		1,760
Portfolio accounting fees		69,262
Distribution services fee--Class B Shares		91,629
Distribution services fee--Class C Shares		54,137
Shareholder services fee--Class A Shares		29,691
Shareholder services fee--Class B Shares		30,543
Shareholder services fee--Class C Shares		18,046
Share registration costs		73,614
Printing and postage		13,542
Insurance premiums		1,002
Miscellaneous		1,103

TOTAL EXPENSES		856,020

Waiver and Reimbursements:
Waiver of investment adviser fee	$(234,838)
Reimbursement of investment adviser fee	(723)
Reimbursement of other operating expenses	(74,571)

TOTAL WAIVER AND REIMBURSEMENTS		(310,132)

Net expenses			545,888

Net investment income			1,289,083

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			293,756
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(51,281)

Net realized and unrealized gain on investments and foreign currency transactions			242,475

Change in net assets resulting from operations			$1,531,558

1 For the period from December 5, 2000 (date of initial public investment) to October 31, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended 10/31/2001 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,289,083
Net realized gain on investments and foreign currency transactions	293,756
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(51,281)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,531,558

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(486,769)
Class B Shares	(419,193)
Class C Shares	(256,084)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,162,046)

Share Transactions:
Proceeds from sale of shares	100,799,308
Net asset value of shares issued to shareholders in payment of distributions declared	1,034,849
Cost of shares redeemed	(14,103,801)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	87,730,356

Change in net assets	88,099,868

Net Assets:
Beginning of period	--

End of period (including undistributed net investment income of $127,021)	$88,099,868

1 For the period from December 5, 2000 (date of initial public investment) to October 31, 2001.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout the Period)

Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.42
Net realized and unrealized gain on investments and foreign currency transactions	1.13

TOTAL FROM INVESTMENT OPERATIONS	1.55

Less Distributions:
Distributions from net investment income	(0.41)

Net Asset Value, End of Period	$11.14

Total Return[2]	15.67%

Ratios to Average Net Assets:

Expenses	1.28%[3]

Net investment income	4.63%[3]

Expense waiver/reimbursement[4]	0.99%[3]

Supplemental Data:

Net assets, end of period	$36,774

Portfolio turnover	60%

1 Reflects operations for the period from December 5, 2000 (date of initial public investment) to October 31, 2001.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout the Period)

Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.38
Net realized and unrealized gain on investments and foreign currency transactions	1.10

TOTAL FROM INVESTMENT OPERATIONS	1.48

Less Distributions:
Distributions from net investment income	(0.36)

Net Asset Value, End of Period	$11.12

Total Return[2]	15.00%

Ratios to Average Net Assets:

Expenses	2.03%[3]

Net investment income	3.81%[3]

Expense waiver/reimbursement[4]	0.99%[3]

Supplemental Data:

Net assets, end of period	$33,481

Portfolio turnover	60%

1 Reflects operations for the period from December 5, 2000 (date of initial public investment) to October 31, 2001.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout the Period)

Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.37
Net realized and unrealized gain on investments and foreign currency transactions	1.10

TOTAL FROM INVESTMENT OPERATIONS	1.47

Less Distributions:
Distributions from net investment income	(0.36)

Net Asset Value, End of Period	$11.11

Total Return[2]	14.90%

Ratios to Average Net Assets:

Expenses	2.03%[3]

Net investment income	3.80%[3]

Expense waiver/reimbursement[4]	0.99%[3]

Supplemental Data:

Net assets, end of period	$17,845

Portfolio turnover	60%

1 Reflects operations for the period from December 5, 2000 (date of initial public investment) to October 31, 2001.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to achieve moderate capital appreciation and high current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds (other fixed income and asset backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices as furnished by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, the Fund's Adviser (or an affiliate of the Fund's Adviser). The Prime Value Obligations Fund is an open-end management company, registered under the Investment Company Act of 1940. The investment objective of the Prime Value Obligations Fund is to provide a high level of current income consistent with stability of principal and liquidity. Income distributions earned by the Fund are recorded as dividend income in the accompanying financial statements.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Gain (Loss)	Undistributed Net Investment Income
$16	$(16)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated in U.S. dollars on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Period Ended 10/31/2001[1]
Class A Shares:	Shares	Amount
Shares sold	3,998,171	$44,157,475
Shares issued to shareholders in payment of distributions declared	39,203	428,158
Shares redeemed	(735,205)	(8,046,387)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	3,302,169	$36,539,246

	Period Ended 10/31/2001[1]
Class B Shares:	Shares	Amount
Shares sold	3,446,425	$38,243,394
Shares issued to shareholders in payment of distributions declared	34,817	380,727
Shares redeemed	(469,374)	(5,198,305)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	3,011,868	$33,425,816

	Period Ended 10/31/2001[1]
Class C Shares:	Shares	Amount
Shares sold	1,663,323	$18,398,439
Shares issued to shareholders in payment of distributions declared	20,720	225,964
Shares redeemed	(77,136)	(859,109)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,606,907	$17,765,294

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	7,920,944	$87,730,356

1 For the period from December 5, 2000 (date of initial public investment) to October 31, 2001.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

The Adviser has agreed to reimburse certain investment adviser fees resulting from investments in Prime Value Obligations Fund.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the period ended October 31, 2001, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended October 31, 2001, were as follows:

Purchases	$80,771,860

Sales	$17,118, 807

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2001 the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Market Opportunity Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the period then ended, the statement of changes in net assets for the period from December 5, 2000 (initial public investment) to October 31, 2001, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Market Opportunity Fund as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the period from December 5, 2000 to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Market Opportunity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172743
Cusip 314172735
Cusip 314172727

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

26852 (12/01)

Federated Investors
World-Class Investment Manager

Federated Communications Technology Fund

A Portfolio of Federated Equity Funds

3RD ANNUAL REPORT

October 31, 2001

Established 1999

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated
Communications Technology Fund

President's Message

Dear Fellow Shareholder:

Federated Communications Technology Fund was created in 1999, and I am pleased to present its third Annual Report. As of October 31, 2001, the fund had net assets totaling $209.9 million and was invested in approximately 70 stocks across the technology spectrum and across various industry sectors including Industrials (General Dynamics Corp.), Consumer Discretionary (AOL Time Warner, Inc.), Information Technology (Microsoft Corp., Nokia Oyj.) and Telecommunication Services (AT&T Wireless Services, Inc.).1

The fund enables investors seeking long-term growth of capital to participate in the communications technology revolution by owning stock in technology infrastructure, manufacturing, services or content companies. Included in the portfolio are recognizable names such as Clear Channel Communications, Inc., Motorola, Inc. and Qualcomm, Inc., along with other successful but perhaps less well-known corporations, for example, Check Point Software Technologies, Ltd., Electronic Arts, Inc. and Macrovision Corp., all of which represent sophisticated long-term investment opportunities.

This report covers the period from November 1, 2000 through October 31, 2001. It begins with an interview with the fund's co-portfolio managers, Michael R. Tucker, Assistant Vice President, and Dean J. Kartsonas, Vice President, both of Federated Investment Management Company. Following their discussion, which covers market conditions as well as fund performance and strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the fund may be subject to specific risks of the technology sector, such as obsolescence.

We are very much aware that technology stock investors have experienced a dispiriting period. Since March 2000, the prices of all technology stocks--including those of high-quality, good-earning companies--have dropped on widespread concerns about corporate profitability and a weakening global economy. The fund's negative performance reflected this market trend. Individual share class total returns for the period ended October 31, 2001, follow.2

	Total Return	Net Asset Value Change
Class A Shares	(67.49)%	$14.64 to $4.76 = (67.49)%
Class B Shares	(67.79)%	$14.53 to $4.68 = (67.79)%
Class C Shares	(67.77)%	$14.52 to $4.68 = (67.77)%

Investors should be aware that any investment in a particular sector is subject to greater volatility than a broad equity fund that invests in a wide range of sectors. Please remember, too, that the true measure of a growth fund's performance is clearly in years rather than months. Difficult performance periods should not discourage patient investors from building wealth through a portfolio of growth stocks.

At this time, the valuation levels of many technology stocks are quite low, which may represent a significant buying opportunity. Likewise, a systematic investment program is an excellent way to add to your account on a regular basis and accumulate more shares at lower prices. I encourage you to discuss the benefits of dollar-cost averaging with your investment representative. This investment method enables investors to buy more shares at lower prices and fewer shares when prices are higher.3

Thank you for selecting Federated Communications Technology Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2001

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (69.27)%, (69.56)%, and (68.09)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Michael R. Tucker

Assistant Vice President

Federated Investment Management
Company

Dean J. Kartsonas, CFA

Vice President

Federated Investment Management
Company

Investment Review

How would you summarize the market for technology stocks during the reporting period?

Unfortunately, many of the difficulties in the Telecommunications Services and Information Technology sectors and the associated market declines first experienced in March 2000 have persisted throughout 2001. Concerns about the effect on corporate profits and earnings of the slowing U.S. economy, especially in light of high stock valuations, led to dramatic sell-offs in these sectors. January and April rallies could hardly overcome these declines. Many otherwise worthy stocks of solid companies became "guilty by association" and labored under the weight of the negative news plaguing the Technology sector as a whole.

Prior to September 11, Technology fundamentals were showing some signs of strength, orders were picking up, and fewer companies than expected issued pre-announcement profit warnings. Following the attacks, however, visibility fell to an all-time low. Since then, concerns about corporate overcapacity, high debt and financing difficulties have only deepened. Market volatility became more evident with each wave of negative economic news, including rising layoffs and unemployment, slumping consumer confidence and the first drop in U.S. Gross Domestic Product in ten years.

How did Federated Communications Technology Fund perform, and what factors influenced performance?

From November 1, 2000 through October 31, 2001, the fund's total return, based on net asset value, was (67.49)% for Class A Shares, (67.79)% for Class B Shares and (67.77)% for Class C Shares. The fund's benchmark, the Nasdaq Telecommunications Index, returned (66.09)% during the same period.1

For most of the reporting year, all sectors of the portfolio exhibited some degree of negative performance, as all subsectors of the technology market traded lower. Early in the period, we reduced equipment and integrated circuits company holdings in favor of focusing on both more stable sectors and on more established companies that were performing better than younger ones. In the second quarter of 2001, we reduced our exposure to incumbent and competitive local exchange carriers, emphasizing semiconductors and software instead. At the close of the period, we split our weightings evenly between Telecommunications Services and Information Technology.

1 Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. The index was developed with a base value of 100 as of February 5, 1971.

What were the fund's top ten holdings as of October 31, 2001?

At the close of the reporting period, we allocated approximately 56% of the portfolio to communications technology infrastructure companies, 5% to interface companies, 26% to services companies and 11% to applications companies.

The fund's top ten holdings were:

Security Name	Percentage of Net Assets
Qualcomm, Inc.	2.8%
Triton PCS, Inc., Class A	2.5%
AOL Time Warner, Inc.	2.4%
Dell Computer Corp.	2.3%
Sprint PCS Group	2.2%
Clear Channel Communications, Inc.	2.0%
Texas Instruments, Inc.	2.0%
Microsoft Corp.	2.0%
Concord EFS, Inc.	1.9%
Viacom, Inc., Class B	1.8%
TOTAL PERCENTAGE OF NET ASSETS	21.9%

What is your current fund strategy, and in what areas are you finding stock opportunities?

Over the course of the last few months, we increased the fund's weighting in Telecommunications Services ("Telecom") to bring weightings closer to a fifty-fifty split between Telecom and Information Technology ("Tech"). This positioning is less aggressive than earlier in the year. Such a positioning has been achieved through increasing the fund's exposure to regional Bell operating companies, rural telephone companies and long-distance carriers, while reducing weightings in the higher growth, more cyclical semiconductor, semi-capital equipment and software industries.

Given the uncertainty in financial markets following the terrorist attacks on the U.S., we are comfortable with our current balance between more stable Telecom holdings and higher growth Tech stocks.

The tragic events of September 11 and subsequent concerns have reinforced the personal importance of, and our collective national dependence on, our communications infrastructure. Looking ahead, we expect heightened investor interest in companies that provide wireless services, data backup and storage services, such as Sprint PCS, QLogic Corp., Emulex Corp., Veritas Software Corp. and Internet Security Systems, Inc.

What is your outlook for technology investing in 2002?

There is a high probability we have reached, or are close to, the market bottom, and that the U.S. economy will begin picking up early next year. The aggressive rate easing by the Federal Reserve Board--nine cuts were made during the fund's reporting year, which lowered rates from 6.5% to 2.5%--should provide a significant boost to the economy.

Bull markets often are sparked during times of pronounced liquidity, and depressed valuations in communications technology could represent good buying opportunities. While the Technology sector still appears to be somewhat oversold, fundamentals have shown improvement, and we do expect reasonable earnings growth in 2002. For these reasons, we expect to adopt a slightly more aggressive positioning for the fund, such as increasing Tech weighting versus Telecom weighting, and we will be watching market indicators closely for signs of strength.

Federated Communications Technology Fund--Class A Shares

GROWTH OF A $10,000 INVESTMENT IN FEDERATED COMMUNICATIONS TECHNOLOGY FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class A Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2001 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 and the NASDAQ Telecommunications Index (NTI).2,3

Average Annual Total Return[4] for the Period Ended 10/31/2001
1 Year	(69.27)%
Start of Performance (9/21/1999)	(31.46)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI and the NTI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The ML100TI and the NTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from the ML100TI to the NTI. The NTI is more representative of the securities typically held by the Fund.

4 Total return quoted reflects all applicable sales charges.

Federated Communications Technology Fund-- Class B Shares

GROWTH OF A $10,000 INVESTMENT IN FEDERATED COMMUNICATIONS TECHNOLOGY FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class B Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2001 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 and the NASDAQ Telecommunications Index (NTI).2,3

Average Annual Total Return[4] for the Period Ended 10/31/2001
1 Year	(69.56)%
Start of Performance (9/21/1999)	(31.50)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI and the NTI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The ML100TI and the NTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from the ML100TI to the NTI. The NTI is more representative of the securities typically held by the Fund.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Communications Technology Fund-- Class C Shares

GROWTH OF A $10,000 INVESTMENT IN FEDERATED COMMUNICATIONS TECHNOLOGY FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class C Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2001 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 and the NASDAQ Telecommunications Index (NTI).2,3

Average Annual Total Return[4] for the Period Ended 10/31/2001
1 Year	(68.09)%
Start of Performance (9/21/1999)	(30.16)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI and the NTI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The ML100TI and the NTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund has elected to change the benchmark index from the ML100TI to the NTI. The NTI is more representative of the securities typically held by the Fund.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		COMMON STOCKS--96.3%
		Consumer Discretionary--18.4%
163,600	[1]	AOL Time Warner, Inc.	$5,105,956
60,000	[1]	Cablevision Systems Corp., Class A	2,055,000
237,900	[1]	Charter Communications, Inc., Class A	3,363,906
112,000	[1]	Clear Channel Communications, Inc.	4,269,440
88,800	[1]	Comcast Corp., Class A	3,182,592
130,000	[1]	Echostar Communications Corp., Class A	3,014,700
55,000	[1]	Lamar Advertising Co.	1,727,000
83,100	[1]	Macrovision Corp.	2,045,091
112,800		News Corp. Ltd., ADR	2,684,640
168,500	[1]	Rogers Communications, Inc., Class B	2,244,420
144,300	[1]	USA Networks, Inc.	2,660,892
101,000	[1]	Viacom, Inc., Class B	3,687,510
142,800		Walt Disney Co.	2,654,652

		TOTAL	38,695,799

		Industrials--5.3%
146,800	[1]	Concord EFS, Inc.	4,017,916
28,000		General Dynamics Corp.	2,284,800
21,000		Northrop Grumman Corp.	2,098,950
81,500		Raytheon Co.	2,628,375

		TOTAL	11,030,041

		Information Technology--52.7%
75,400	[1]	Amdocs Ltd.	1,968,694
160,000	[1]	Applied Micro Circuits Corp.	1,764,800
76,600		Autodesk, Inc.	2,544,652
170,000	[1]	BEA Systems, Inc.	2,063,800
127,000	[1]	Cadence Design Systems, Inc.	2,684,780
113,300	[1]	Check Point Software Technologies Ltd.	3,344,616
156,900	[1]	Cisco Systems, Inc.	2,654,748
63,000	[1]	Citrix Systems, Inc.	1,474,200
197,800	[1]	Dell Computer Corp.	4,743,244
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
62,000	[1]	Electronic Arts, Inc.	$3,190,520
135,000	[1]	Emulex Corp.	3,196,800
169,400	[1]	Fairchild Semiconductor International, Inc., Class A	3,599,750
134,000	[1]	Flextronics International Ltd.	2,666,600
90,000	[1]	International Rectifier Corp.	3,159,900
101,200	[1]	Internet Security Systems, Inc.	2,676,740
46,000		Investment Technology Group, Inc.	2,962,860
58,500	[1]	KLA-Tencor Corp.	2,390,310
97,000	[1]	McData Corp.	1,519,990
57,300	[1]	Mercury Interactive Corp.	1,364,886
117,000	[1]	Microchip Technology, Inc.	3,652,740
72,100	[1]	Microsoft Corp.	4,192,615
106,600		Motorola, Inc.	1,745,042
164,400		Nokia Oyj, ADR	3,371,844
76,600	[1]	Novellus Systems, Inc.	2,530,098
223,000	[1]	Openwave Systems, Inc.	1,723,790
212,000	[1]	Oracle Corp.	2,874,720
294,000	[1]	Parametric Technology Corp.	2,060,940
68,200	[1]	Qlogic Corp.	2,683,670
120,600	[1]	Qualcomm, Inc.	5,923,872
128,700	[1]	RF Micro Devices, Inc.	2,630,628
85,200	[1]	Riverstone Networks, Inc.	1,083,744
145,900	[1]	Sandisk Corp.	1,596,146
128,900	[1]	Siebel Systems, Inc.	2,104,937
141,800	[1]	SunGuard Data Systems, Inc.	3,573,360
50,500	[1]	Symantec Corp.	2,776,995
258,920	[1]	Taiwan Semiconductor Manufacturing Co., ADR	3,342,657
65,000	[1]	Tech Data Corp.	2,774,850
150,000		Texas Instruments, Inc.	4,198,500
110,700	[1]	Veritas Software Corp.	3,141,666
87,400	[1]	Xilinx, Inc.	2,658,708

		TOTAL	110,613,412

Shares			Value
		COMMON STOCKS--continued
		Telecommunication Services--19.9%
93,000		AT&T Corp.	1,418,250
239,000	[1]	AT&T Wireless Services, Inc.	3,451,160
47,200	[1]	AirGate PCS, Inc.	2,428,912
59,000		Alltel Corp.	3,371,260
56,000		BellSouth Corp.	2,072,000
59,600		SBC Communications, Inc.	2,271,356
114,000		Sprint Corp.	2,280,000
210,300	[1]	Sprint PCS Group	4,689,690
102,000		Telefonos de Mexico, Class L, ADR	3,474,120
17,200		Telephone and Data System, Inc.	1,511,880
160,200	[1]	Triton PCS, Inc., Class A	5,155,236
55,500		Verizon Communications, Inc.	2,764,455
150,000		Vodafone Group PLC, ADR	3,468,000
119,000	[1]	Western Wireless Corp., Class A	3,471,230

		TOTAL	41,827,549

		TOTAL COMMON STOCKS (IDENTIFIED COST $225,109,178)	202,166,801

		MUTUAL FUND--2.8%
5,946,760		Prime Value Obligations Fund, Class IS (at net asset value)	5,946,760

		TOTAL INVESTMENTS (IDENTIFIED COST $231,055,938)[2]	$208,113,561

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $246,556,989. The net unrealized depreciation of investments on a federal tax basis amounts to $38,443,428 which is comprised of $5,199,851 appreciation and $43,643,279 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($209,928,607) at October 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified cost $231,055,938)		$208,113,561
Income receivable		121,254
Receivable for investments sold		3,607,140
Receivable for shares sold		149,851

TOTAL ASSETS		211,991,806

Liabilities:
Payable for investments purchased	$1,152,300
Payable for shares redeemed	684,541
Accrued expenses	226,358

TOTAL LIABILITIES		2,063,199

Net assets for 44,619,067 shares outstanding		$209,928,607

Net Assets Consist of:
Paid in capital		$972,324,922
Net unrealized depreciation of investments		(22,942,377)
Accumulated net realized loss on investments		(739,453,938)

TOTAL NET ASSETS		$209,928,607

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($58,422,565 ÷ 12,277,230 shares outstanding)		$4.76

Offering price per share (100/94.50 of $4.76)[1]		$5.04

Redemption proceeds per share		$4.76

Class B Shares:
Net asset value per share ($126,320,429 ÷ 26,965,054 shares outstanding)		$4.68

Offering price per share		$4.68

Redemption proceeds per share (94.50/100 of $4.68)[1]		$4.42

Class C Shares:
Net asset value per share ($25,185,613 ÷ 5,376,783 shares outstanding)		$4.68

Offering price per share		$4.68

Redemption proceeds per share (99.00/100 of $4.68)[1]		$4.63

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $47,105)			$429,172
Interest			1,134,362

TOTAL INCOME			1,563,534

Expenses:
Investment adviser fee		$3,029,041
Administrative personnel and services fee		304,116
Custodian fees		34,556
Transfer and dividend disbursing agent fees and expenses		1,846,518
Directors'/Trustees' fees		10,033
Auditing fees		13,431
Legal fees		5,618
Portfolio accounting fees		115,146
Distribution services fee--Class A Shares		292,989
Distribution services fee--Class B Shares		1,786,415
Distribution services fee--Class C Shares		363,658
Shareholder services fee--Class B Shares		595,472
Shareholder services fee--Class C Shares		121,219
Share registration costs		167,650
Printing and postage		272,717
Insurance premiums		2,652
Miscellaneous		5,191

TOTAL EXPENSES		8,966,422

Waiver, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(56,916)
Reimbursement of investment adviser fee	(1,970)
Fees paid indirectly from directed brokerage arrangements	(2,105)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(60,991)

Net expenses			8,905,431

Net operating loss			(7,341,897)

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(447,668,062)
Net change in unrealized appreciation of investments			(60,733,699)

Net realized and unrealized loss on investments			(508,401,761)

Change in net assets resulting from operations			$(515,743,658)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(7,341,897)	$(12,285,881)
Net realized loss on investments	(447,668,062)	(291,348,389)
Net change in unrealized appreciation of investments	(60,733,699)	29,688,277

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(515,743,658)	(273,945,993)

Distributions to Shareholders:
Distributions from net realized gain
Class A Shares	--	(134,110)
Class B Shares	--	(290,183)
Class C Shares	--	(56,713)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(481,006)

Share Transactions:
Proceeds from sale of shares	278,265,072	1,615,278,416
Net asset value of shares issued to shareholders in payment of distributions declared	--	436,518
Cost of shares redeemed	(365,309,418)	(584,500,466)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(87,044,346)	1,031,214,468

Change in net assets	(602,788,004)	756,787,469

Net Assets:
Beginning of period	812,716,611	55,929,142

End of period	$209,928,607	$812,716,611

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$14.64	$12.42	$10.00
Income From Investment Operations:
Net operating loss[2]	(0.11)	(0.21)	(0.01)
Net realized and unrealized gain (loss) on investments	(9.77)	2.46	2.43

TOTAL FROM INVESTMENT OPERATIONS	(9.88)	2.25	2.42

Less Distributions:
Distributions from net realized gain on investments	--	(0.03)	--

Net Asset Value, End of Period	$ 4.76	$14.64	$12.42

Total Return[3]	(67.49)%	18.10%	24.20%

Ratios to Average Net Assets:

Expenses	1.67%	1.30%	1.20%[4]

Net operating loss	(1.29)%	(1.13)%	(0.85)%[4]

Expense waiver/reimbursement[5]	0.02%	0.00%[6]	2.14%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$58,423	$255,307	$13,893

Portfolio turnover	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31,1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$14.53	$12.42	$10.00
Income From Investment Operations:
Net operating loss[2]	(0.16)	(0.34)	(0.02)
Net realized and unrealized gain (loss) on investments	(9.69)	2.48	2.44

TOTAL FROM INVESTMENT OPERATIONS	(9.85)	2.14	2.42

Less Distributions:
Distributions from net realized gain on investments	--	(0.03)	--

Net Asset Value, End of Period	$ 4.68	$14.53	$12.42

Total Return[3]	(67.79)%	17.21%	24.20%

Ratios to Average Net Assets:

Expenses	2.42%	2.05%	1.95%[4]

Net operating loss	(2.04)%	(1.88)%	(1.60)%[4]

Expense waiver/reimbursement[5]	0.02%	0.00%[6]	2.14%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$126,320	$458,094	$34,771

Portfolio turnover	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$14.52	$12.42	$10.00
Income From Investment Operations:
Net operating loss[2]	(0.16)	(0.34)	(0.02)
Net realized and unrealized gain (loss) on investments	(9.68)	2.47	2.44

TOTAL FROM INVESTMENT OPERATIONS	(9.84)	2.13	2.42

Less Distributions:
Distributions from net realized gain on investments	--	(0.03)	--

Net Asset Value, End of Period	$ 4.68	$14.52	$12.42

Total Return[3]	(67.77)%	17.13%	24.20%

Ratios to Average Net Assets:

Expenses	2.42%	2.05%	1.95%[4]

Net operating loss	(2.04)%	(1.88)%	(1.60)%[4]

Expense waiver/reimbursement[5]	0.02%	0.00%[6]	2.14%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$25,186	$99,315	$7,265

Portfolio turnover	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents he per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Communications Technology Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing tax treatments for net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Gain (Loss)	Paid in Capital
$7,341,897	$(209)	$(7,341,688)

Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carry forward of $723,952,888, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the code, such capital loss carry forward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 287,810,843

2009	$436,142,045

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	21,486,827	$211,254,555	40,349,656	$769,962,679
Shares issued to shareholders in payment of distributions declared	--	--	15,840	111,835
Shares redeemed	(26,652,298)	(257,521,094)	(24,041,269)	(425,849,776)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,165,471)	$(46,266,539)	16,324,227	$344,224,738

Year Ended October 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	5,825,631	$53,656,668	34,284,833	$661,743,934
Shares issued to shareholders in payment of distributions declared	--	--	16,667	272,273
Shares redeemed	(10,390,535)	(82,625,447)	(5,570,888)	(101,544,757)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(4,564,904)	$(28,968,779)	28,730,612	$560,471,450

Year Ended October 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,532,645	$13,353,849	9,438,375	$183,571,803
Shares issued to shareholders in payment of distributions declared	--	--	3,211	52,410
Shares redeemed	(2,994,927)	(25,162,877)	(3,187,394)	(57,105,933)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,462,282)	$(11,809,028)	6,254,192	$126,518,280

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(11,192,657)	$(87,044,346)	51,309,031	$1,031,214,468

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund's Class B and Class C Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $2,105 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2001, were as follows:

Purchases	$863,383,577

Sales	$941,830,567

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2001 the Fund did not designate any long-term capital gains dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED COMMUNICATIONS TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Communications Technology Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Communications Technology Fund as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Communications Technology Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172818
Cusip 314172792
Cusip 314172784

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G02681-04 (12/01)

Federated Investors
World-Class Investment Manager

Federated Kaufmann Small Cap Fund

(formerly, Federated Small Cap Strategies Fund)

A Portfolio of Federated Equity Funds

6TH ANNUAL REPORT

October 31, 2001

Established 1995

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Kaufmann Small Cap Fund

President's Message

Dear Valued Shareholder:

Enclosed is the sixth annual report for Federated Kaufmann Small Cap Fund, which was renamed from Federated Small Cap Strategies Fund on August 31, 2001. This report covers the 12-month reporting period from November 1, 2000 through October 31, 2001. The report opens with an interview with fund co-managers Aash M. Shah of Federated Investment Management Company along with Lawrence Auriana and Hans P. Utsch of Federated Kaufmann Fund. Mr. Shah has managed the fund since its inception, and Mr. Auriana and Mr. Utsch have been managing the renowned Federated Kaufmann Fund, which invests in mid-cap growth companies, throughout its 15-year history. Following their discussion are two additional items of shareholder interest--a complete listing of the fund's stock holdings in small capitalization companies and the publication of the fund's financial statements.

With net assets of $216.7 million as of October 31, 2001, Federated Kaufmann Small Cap Fund is managed to offer shareholders capital appreciation opportunities through a portfolio of approximately 180 small-cap stocks diversified across nearly all industry sectors.1 These stocks, issued by companies with a typical median market capitalization of less than $2.5 billion, price-to-earnings ratios of 18.9 times and average earnings-per-share growth rates of 16.7%, offer the potential for higher returns over time in exchange for a higher level of risk, as compared to stocks issued by larger, more well-established companies. To reduce risk while seeking opportunities in this dynamic market, the fund's portfolio is carefully selected and broadly diversified.

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

During the 12-month reporting period, the small cap market experienced a most volatile market environment. In fact, the past several quarters have been particularly rocky for almost all equities, and this turbulence is reflected in the fund's negative performance. The fund's individual share class total returns and capital gains for the year ended October 31, 2001, follow.2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(27.45)%	$0.447	$19.08 to $13.48 = (29.35)%
Class B Shares	(27.99)%	$0.447	$18.44 to $12.92 = (29.93)%
Class C Shares	(27.99)%	$0.447	$18.40 to $12.89 = (29.95)%

As a long-term investment, Federated Kaufmann Small Cap Fund is subject to volatility in the stock market. However, difficult performance periods should not discourage patient investors from pursuing growth through a diversified portfolio of small-cap stocks. At this time, valuation levels of many small-cap stocks are quite low, which may represent a significant buying opportunity. Likewise, you can increase your investment over time regardless of the market's fluctuations by automatically reinvesting dividends and capital gains in additional shares of the fund. A systematic investment program is another way to add to your account on a regular basis and accumulate more shares at lower prices.3 I encourage you to discuss the benefits of dollar-cost averaging with your investment representative.

Thank you for selecting Federated Kaufmann Small Cap Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2001

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (31.44)%, (31.84)%, and (28.69)%, respectively. Current performance information is available at our website: www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Aash M. Shah, CFA

Vice President &
Senior Portfolio
Manager

Federated Investment
Management
Company

Lawrence Auriana

Senior Portfolio Manager

Federated Kaufmann Fund

Hans P. Utsch

Senior Portfolio Manager

Federated Kaufmann Fund

Investment Review

How did the small cap market perform over the past 12 months?

Throughout the fund's reporting period, the wave of Federal Reserve Board (the "Fed") interest rate cuts, intended to compensate for corporate earnings shortfalls and to spark a progressively weaker economy, contributed to some higher volatility in the small-cap market. Late in 2000, troubled Technology and Telecommunication Services stocks reeling from lower than expected earnings and deteriorating fundamentals, dragged down the whole market. During the first trading days of 2001, there was a "January effect" elevation of numerous near-bankrupt technology and telecommunications stocks, many of which were priced under $2 per share, but announcements of weaker revenues and earnings curtailed rebounds in those sectors.

As the U.S. economy continued to slow, only the more defensive sectors performed relatively well. In the first half of the year, small-caps outperformed their mid- and large- cap counterparts, and small-cap "growth" stocks even outperformed small-cap "value" stocks. In the third quarter of 2001, however, small-caps trailed mid- and large-cap issues in performance, and value edged out growth. And as the year wore on, few small-cap stocks escaped drops in value.

The September 11 terrorist attacks, ensuing military action and anthrax scares have only amplified stresses already evident in the U.S. economy. The landscape now is characterized by rising layoffs, high unemployment, weak production, poor earnings and deflated consumer confidence. Although some sharp declines have been lessened by occasional rallies, market direction and investor reaction remain especially unpredictable against this backdrop. Small caps certainly suffered in this environment, but so did nearly all other equity classes.

How did Federated Kaufmann Small Cap Fund perform over the 12-month period?

As of October 31, 2001, the fund's Class A, B, and C Shares produced one-year total returns of (27.45)%, (27.99)%, and (27.99)%, respectively, based on net asset value. The fund's benchmark, the Standard & Poor's 600 Small Cap Index,1 returned (22.10)% for the reporting period.

Early in the reporting period, the fund's performance was hurt by an overweight position and stock selection in the Technology sector, although we continued to pare our holdings in that sector. The fund benefited from exposure to certain Consumer Discretionary, Health Care and Transportation stocks, however, and Materials and Consumer Staples issues helped fund performance in the second quarter. During the fund's reporting period, we gradually increased our exposure to value stocks across all industry sectors. As of October 31, 2001, value holdings represented about 50% of the portfolio.

1 Standard & Poor's 600 Small Cap Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap of the U.S. stock market. Indexes are unmanaged and investments cannot be made directly in an index.

What were the fund's top ten holdings as of October 31, 2001, and what were the sector weightings?

The fund's top ten holdings and sector weightings were as follows:

Security Name		Percentage of Net Assets
Cephalon, Inc.		1.7%
Enzon, Inc.		1.4%
Beckman Coulter, Inc.		1.4%
Polycom, Inc.		1.4%
Valley National Bancorp		1.3%
Dentsply International, Inc.		1.3%
Oxford Health Plans, Inc.		1.3%
Mohawk Industries, Inc.		1.2%
Lennar Corp.		1.2%
Intersil Holding Corp.		1.2%
TOTAL PERCENTAGE OF NET ASSETS		13.4%

Sector	Percentage of Net Assets	Percentage of Wilshire Small Cap Index
Health Care	21.8%	14.6%
Information Technology	18.5%	19.0%
Financials	17.3%	18.6%
Consumer Discretionary	15.1%	16.4%
Industrials	12.0%	14.2%
Energy	3.6%	4.9%
Utilities	3.5%	4.9%
Materials	2.3%	3.7%
Consumer Staples	2.2%	2.9%
Telecommunication Services	--	0.8%
Other	0.8%	--

What is your outlook for small-cap stocks in 2002, and what is your current fund strategy?

In the current environment, it seems likely that stock prices will be driven perhaps less by corporate fundamentals than by investor psychology and news headlines. We probably won't see a bottom in stocks until late this year or in the first half of 2002. The good news for small-cap managers is that the stocks of many solid small companies with growing revenues and earnings are priced quite attractively now--but careful stock selection is more important than ever. History may be on our side, as small-caps tend to be the best performers as economies begin to emerge from slowdowns or recessions. Likewise, the extraordinary number of Fed rate cuts ultimately should boost small companies, as they benefit the most from lower borrowing costs and high liquidity.

Our current strategy is to keep the fund's sector weightings closer to neutral relative to the fund's benchmark, the Standard & Poor's 600 Small Cap Index, than they have been historically. We also plan to continue emphasizing both value and growth stocks, which we feel is a sensible approach given the persistent volatility in the market.

Federated Kaufmann Small Cap Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Small Cap Fund (Class A Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 2001 compared to the Russell 2000 Index (RUS2)2 and Standard & Poor's 600 Small Cap Index (S&P 600).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(31.44)%
5 Years	(1.99)%
Start of Performance (11/1/1995)	4.86%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Kaufmann Small Cap Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Small Cap Fund (Class B Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 2001 compared to the Russell 2000 Index (RUS2)2 and Standard & Poor's 600 Small Cap Index (S&P 600).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(31.84)%
5 Years	(2.00)%
Start of Performance (11/1/1995)	4.96%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Kaufmann Small Cap Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Small Cap Fund (Class C Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 2001 compared to the Russell 2000 Index (RUS2)2 and Standard & Poor's 600 Small Cap Index (S&P 600).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
1 Year	(28.69)%
5 Years	(1.64)%
Start of Performance (11/1/1995)	5.05%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A maximum 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 and S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS2 and S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		COMMON STOCKS--96.3%
		Consumer Discretionary--15.1%
36,300	[1]	Ann Taylor Stores Corp.	$798,600
44,900		Applebee's International, Inc.	1,351,490
46,000		Bob Evans Farms, Inc.	865,260
134,950	[1,2]	Charming Shoppes, Inc.	643,712
57,050	[1]	Cheesecake Factory, Inc.	1,608,810
27,900	[1,2]	Cost Plus, Inc.	542,655
49,200	[1]	Dollar Tree Stores, Inc.	1,105,524
24,800	[1]	Dress Barn, Inc.	561,472
114,600	[1,2]	Extended Stay America, Inc.	1,547,100
39,627	[1,2]	Fossil, Inc.	718,834
52,600	[1]	Insight Enterprises, Inc.	854,750
46,000		Kimball International, Inc., Class B	533,140
73,300	[2]	La-Z Boy Chair Co.	1,307,672
64,000	[1]	Lamar Advertising Co.	2,009,600
35,700	[1]	Lands' End, Inc.	1,143,828
73,900	[2]	Lennar Corp.	2,679,614
42,800	[1,2]	Liberty Digital, Inc., Class A	118,984
19,900	[1]	Macrovision Corp.	489,739
62,600	[1]	Mohawk Industries, Inc.	2,704,320
29,400	[1,2]	Papa Johns International, Inc.	819,084
152,900	[1,2]	PETsMART, Inc.	1,194,149
69,600	[2]	Pulte Corp.	2,262,000
78,100		Ruby Tuesday, Inc.	1,346,444
43,700	[1]	Scholastic Corp.	1,953,390
31,600		Superior Industries International, Inc.	1,044,064
165,700	[1]	Venator Group, Inc.	2,402,650

		TOTAL	32,606,885

Shares			Value
		COMMON STOCKS--continued
		Consumer Staples--2.2%
35,100		Dreyer's Grand Ice Cream, Inc.	$1,147,770
80,300	[1]	NBTY, Inc.	684,959
40,400	[1]	Ralcorp Holdings, Inc.	787,800
64,500	[1,2]	Whole Foods Market, Inc.	2,241,375

		TOTAL	4,861,904

		Energy--3.6%
38,400		Cabot Oil & Gas Corp., Class A	925,440
206,100		Chesapeake Energy Corp.	1,494,225
90,800	[1,2]	Newpark Resources, Inc.	554,788
46,000	[1]	Oceaneering International, Inc.	897,000
64,900	[2]	Pogo Producing Co.	1,773,068
166,000	[1]	Pride International, Inc.	2,134,760

		TOTAL	7,779,281

		Financials--17.3%
109,400	[2]	Allied Capital Corp.	2,463,688
36,700		American Capital Strategies Ltd.	909,059
78,900	[1,2]	Americredit Corp.	1,222,950
214,490	[1,2]	Ameritrade Holding Corp., Class A	1,179,695
8,300		Brown & Brown, Inc.	476,420
119,900	[1]	Catellus Development Corp.	2,062,280
57,100		City National Corp.	2,341,100
50,614		Community First Bankshares, Inc.	1,215,748
51,500		Doral Financial Corp.	1,795,805
79,300	[2]	First American Financial Corp.	1,320,345
96,100	[2]	Fremont General Corp.	481,461
31,200		Gallagher (Arthur J.) & Co.	1,140,048
73,100		Independence Community Bank	1,777,792
13,600		Investors Financial Services Corp.	719,440
29,600		Nationwide Financial Services, Inc., Class A	1,006,992
40,400	[1]	Net.B@nk, Inc.	332,492
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
68,800	[1]	NextCard, Inc.	$59,856
71,800	[1]	Ocwen Financial Corp.	617,480
95,300		Pacific Century Financial Corp.	2,220,490
33,835		Provident Bankshares Corp.	745,047
57,800		Raymond James Financial, Inc.	1,689,494
34,600		Redwood Trust, Inc.	854,620
39,100		Riggs National Corp.	553,265
111,000	[2]	Roslyn Bancorp, Inc.	2,014,650
10,600		SL Green Realty Corp.	316,092
61,900	[1]	Silicon Valley Bancshares	1,450,936
45,750		Sterling Bancshares, Inc.	544,883
93,535	[2]	Valley National Bancorp	2,795,761
69,400		Washington Federal, Inc.	1,571,910
43,000		WestAmerica Bancorporation	1,571,220

		TOTAL	37,451,019

		Health Care--21.8%
14,900	[1,2]	AdvancePCS	905,473
50,500	[2]	Alpharma, Inc., Class A	1,398,850
37,900	[1,2]	Aviron	1,262,070
71,700		Beckman Coulter, Inc.	3,045,099
74,500	[1,2]	Bio-Technology General Corp.	532,675
14,300	[1]	Biogen, Inc.	786,500
58,800	[1]	Cephalon, Inc.	3,707,340
44,200	[1]	Charles River Laboratories International, Inc.	1,485,120
10,700	[1,2]	CIMA Labs, Inc.	578,335
24,500	[1]	Community Health Systems	612,500
50,600	[1]	Conceptus, Inc.	736,230
78,100	[1]	Coventry Health Care, Inc.	1,674,464
30,500	[1]	CryoLife, Inc.	1,000,400
108,700	[1]	Cytogen Corp.	226,096
61,900		Dentsply International, Inc.	2,784,881
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
34,300		Diagnostic Products Corp.	$1,512,630
50,000	[1,2]	Enzon, Inc.	3,092,500
25,500	[1]	First Horizon Pharmaceutical Corp.	671,925
15,000		Galen Holdings PLC, ADR	648,750
36,300	[1]	Gene Logic, Inc.	486,420
32,700	[1]	Haemonetics Corp.	1,245,870
41,400	[1,2]	IDEXX Laboratories, Inc.	1,043,280
62,600		Immunomedics, Inc.	1,145,580
18,700	[1]	King Pharmaceuticals, Inc.	729,113
24,600	[1]	LifePoint Hospitals, Inc.	767,028
16,400	[1]	Medicis Pharmaceutical Corp., Class A	946,116
58,700		Mid Atlantic Medical Services, Inc.	1,088,885
117,300	[1]	Oxford Health Plans, Inc.	2,763,588
95,300	[1]	PSS World Medical, Inc.	860,559
91,600	[1]	Perrigo Co.	1,354,764
57,605	[1]	Priority Healthcare Corp., Class B	1,664,208
12,200	[1]	ResMed, Inc.	680,760
20,900		Schering-Plough Corp.	777,062
39,400	[1]	SICOR, Inc.	738,750
15,500	[1,2]	SurModics, Inc.	554,745
22,700	[1]	Techne Corp.	684,178
21,300	[1]	Tenet Healthcare Corp.	1,225,176
21,200	[1]	Triad Hospitals, Inc.	570,280
71,500	[1]	VISX, Inc.	840,125
19,500		West Pharmaceutical Services, Inc.	475,800

		TOTAL	47,304,125

		Industrials--12.0%
39,800		Albany International Corp., Class A	776,100
34,200		Arnold Industries, Inc.	739,404
31,800		Banta Corp.	923,790
19,300		Block (H&R), Inc.	657,744
24,500	[1]	CSG Systems International, Inc.	765,870
31,400	[1]	Career Education Corp.	818,598
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
38,000	[2]	Carlisle Cos., Inc.	$1,135,440
42,600	[1]	Corporate Executive Board Co.	1,302,282
51,600	[2]	Donaldson Company, Inc.	1,627,980
53,900	[1,2]	Dycom Industries, Inc.	644,105
56,000	[1]	eFunds Corp.	868,000
34,100	[1]	Electro Scientific Industries, Inc.	803,737
71,500		HON Industries, Inc.	1,721,005
29,800	[1]	ITT Educational Services, Inc.	1,133,890
44,700	[1,2]	Medquist, Inc.	1,086,210
26,500	[1]	Mercury Computer Systems, Inc.	1,249,740
58,900	[2]	Pentair, Inc.	1,870,075
64,700		Pittston Brink's Group	1,245,475
61,100	[1]	Profit Recovery Group International, Inc.	421,590
27,600	[2]	Rollins, Inc.	448,500
46,200		Teleflex, Inc.	1,848,000
50,981	[1,2]	Tetra Tech, Inc.	1,319,388
65,900	[1,2]	Valence Technology, Inc.	240,535
53,200		Wallace Computer Services, Inc.	824,600
46,500		York International Corp.	1,424,760

		TOTAL	25,896,818

		Information Technology--18.5%
65,700	[1]	Advanced Digital Information Corp.	981,558
61,500	[1]	Amdocs Ltd.	1,605,765
53,182	[1]	American Management System, Inc.	700,939
39,700	[1]	Anadigics, Inc.	589,942
52,699	[1,2]	Arris Group, Inc.	310,397
39,300	[1]	Aspen Technology, Inc.	520,725
33,200	[1]	Aware, Inc.	153,384
41,700	[1]	Cerner Corp.	2,241,375
71,900	[1]	Concurrent Computer Corp.	844,106
71,400	[1]	Credence Systems Corp.	971,040
39,100	[1]	Cymer, Inc.	817,190
56,900	[1]	ESS Technology, Inc.	730,027
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
31,000	[1,2]	F5 Networks, Inc.	$467,790
52,000	[1,2]	General Semiconductor, Inc.	551,200
26,400	[1,2]	Genesis Microchip, Inc.	1,219,944
91,000	[1,2]	GlobeSpan, Inc.	1,088,360
74,100	[1,2]	Harmonic Lightwaves, Inc.	597,987
34,000		Henry (Jack) & Associates, Inc.	838,440
43,400	[1]	Hyperion Solutions Corp.	651,000
161,268	[1]	Inktomi Corp.	685,389
81,500	[1]	Intersil Holding Corp.	2,669,125
62,600	[1,2]	Kulicke & Soffa Industries	949,642
111,000	[1]	Legato Systems, Inc.	931,290
287,700	[1]	Maxtor Corp.	1,409,730
77,700	[1]	Mentor Graphics Corp.	1,473,192
40,000	[1,2]	MicroStrategy, Inc.	110,000
28,500	[1]	Network Associates, Inc.	547,200
61,600	[1]	PMC-Sierra, Inc.	999,768
79,300	[1]	Pinnacle Systems, Inc.	341,783
99,000	[1,2]	Polycom, Inc.	2,968,020
36,800	[1]	Power Integrations, Inc.	846,768
198,000	[1]	RealNetworks, Inc.	1,122,660
26,500	[1]	Renaissance Learning, Inc.	866,815
64,700	[1]	Sage, Inc.	1,649,850
91,600	[1,2]	SeeBeyond Technology Corp.	447,008
30,500	[1,2]	Semtech Corp.	1,151,375
17,300	[1,2]	THQ, Inc.	861,540
45,100	[1]	Verity, Inc.	478,962
190,200	[1]	Viasystems Group, Inc.	245,358
14,300	[1]	Waters Corp.	507,507
63,800	[1,2]	Wave Systems Corp.	145,464
1	[1]	WebMD Corp.	5
231,700	[1]	Western Digital Corp.	776,195
96,900	[1]	Wind River Systems, Inc.	1,389,546
22,280	[1]	Zoran Corp.	563,461

		TOTAL	40,018,822

Shares			Value
		COMMON STOCKS--continued
		Materials--2.3%
87,000	[1]	Airgas, Inc.	$1,170,150
43,500		AptarGroup, Inc.	1,309,350
8,900		Chesapeake Corp.	252,048
41,600		Georgia Gulf Corp.	739,232
49,000	[1]	Stillwater Mining Co.	763,910
67,600		Wausau-Mosinee Paper Corp.	699,660

		TOTAL	4,934,350

		Utilities--3.5%
48,200	[1]	Calpine Corp.	1,192,950
80,800		MDU Resources Group, Inc.	1,964,248
72,500	[2]	ONEOK, Inc.	1,248,450
49,100		Public Service Co. New Mexico	1,202,950
42,900		UniSource Energy Corp.	676,104
84,900	[2]	Western Resources, Inc.	1,390,662

		TOTAL	7,675,364

		TOTAL COMMON STOCKS (IDENTIFIED COST $218,165,404)	208,528,568

		MUTUAL FUND--0.8%
1,794,572		Prime Value Obligations Fund, Class IS (at net asset value)	1,794,572

		TOTAL INVESTMENTS (IDENTIFIED COST $219,959,976)[3]	$210,323,140

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $224,567,014. The net unrealized depreciation of investments on a federal tax basis amounts to $14,243,874 which is comprised of $20,224,261 appreciation and $34,468,135 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($216,650,917) at October 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified cost $219,959,976)		$210,323,140
Cash held as collateral for securities lending		35,368,502
Income receivable		72,785
Receivable for investments sold		8,182,667
Receivable for shares sold		724,637

TOTAL ASSETS		254,671,731

Liabilities:
Payable for investments purchased	$2,026,940
Payable for shares redeemed	420,115
Payable on collateral due to broker	35,368,502
Accrued expenses	205,257

TOTAL LIABILITIES		38,020,814

Net assets for 16,489,653 shares outstanding		$216,650,917

Net Assets Consist of:
Paid in capital		$255,515,333
Net unrealized depreciation of investments		(9,636,836)
Accumulated net realized loss on investments		(29,227,580)

TOTAL NET ASSETS		$216,650,917

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($89,046,783 ÷ 6,607,414 shares outstanding)		$13.48

Offering price per share (100/94.50 of $13.48)[1]		$14.26

Redemption proceeds per share		$13.48

Class B Shares:
Net asset value per share ($110,898,204 ÷ 8,585,824 shares outstanding)		$12.92

Offering price per share		$12.92

Redemption proceeds per share (94.50/100 of $12.92)[1]		$12.21

Class C Shares:
Net asset value per share ($16,705,930 ÷ 1,296,415 shares outstanding)		$12.89

Offering price per share		$12.89

Redemption proceeds per share (99.00/100 of $12.89)[1]		$12.76

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $2,120)			$2,418,921
Interest (including income on securities loaned of $125,926)			284,171

TOTAL INCOME			2,703,092

Expenses:
Investment adviser fee		$2,070,035
Administrative personnel and services fee		207,831
Custodian fees		39,080
Transfer and dividend disbursing agent fees and expenses		821,283
Directors'/Trustees' fees		4,984
Auditing fees		13,244
Legal fees		4,391
Portfolio accounting fees		96,088
Distribution services fee--Class B Shares		1,072,724
Distribution services fee--Class C Shares		162,646
Shareholder services fee--Class A Shares		278,222
Shareholder services fee--Class B Shares		357,575
Shareholder services fee--Class C Shares		54,216
Share registration costs		45,460
Printing and postage		105,095
Insurance premiums		1,789
Miscellaneous		4,974

TOTAL EXPENSES		5,339,637

Waiver, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(57,030)
Reimbursement of investment adviser fee	(324)
Fees paid indirectly from directed brokerage arrangements	(33,841)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(91,195)

Net expenses			5,248,442

Net operating loss			(2,545,350)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(26,538,931)
Net change in unrealized appreciation of investments			(65,252,189)

Net realized and unrealized loss on investments			(91,791,120)

Change in net assets resulting from operations			$(94,336,470)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(2,545,350)	$(5,596,310)
Net realized gain (loss) on investments	(26,538,931)	10,187,396
Net change in unrealized appreciation (depreciation) of investments	(65,252,189)	1,204,103

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(94,336,470)	5,795,189

Distributions to Shareholders:
Distributions from net realized gain on investments
Class A Shares	(3,595,488)	--
Class B Shares	(4,516,791)	--
Class C Shares	(666,560)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,778,839)	--

Share Transactions:
Proceeds from sale of shares	223,165,638	755,451,221
Net asset value of shares issued to shareholders in payment of distributions declared	7,465,973	--
Cost of shares redeemed	(292,976,475)	(757,702,495)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(62,344,864)	(2,251,274)

Change in net assets	(165,460,173)	3,543,915

Net Assets:
Beginning of period	382,111,090	378,567,175

End of period (including undistributed net investment income of $742 at October 31, 2000)	$216,650,917	$382,111,090

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$19.08	$18.72	$15.26	$18.75	$14.68
Income From Investment Operations:
Net operating loss	(0.07)[2]	(0.18)[2]	(0.13)	(0.14)[2]	(0.04)
Net realized and unrealized gain (loss) on investments, options and futures contracts	(5.08)	0.54	3.59	(3.35)	4.33

TOTAL FROM INVESTMENT OPERATIONS	(5.15)	0.36	3.46	(3.49)	4.29

Less Distributions:
Distributions from net realized gain on investments	(0.45)	--	--	(0.00)[3]	(0.22)

Net Asset Value, End of Period	$13.48	$19.08	$18.72	$15.26	$18.75

Total Return[4]	(27.45)%	1.92%	22.67%	(18.60)%	29.55%

Ratios to Average Net Assets:

Expenses	1.47%	1.35%	1.31%	1.28%	1.44%

Net operating loss	(0.47)%	(0.87)%	(0.72)%	(0.82)%	(0.65)%

Expense waiver/reimbursement[5]	0.02%	0.00%[6]	0.09%	0.07%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$89,047	$165,413	$148,983	$142,250	$134,903

Portfolio turnover	148%	219%	83%	59%	118%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period:	$18.44	$18.23	$14.96	$18.53	$14.62
Income From Investment Operations:
Net operating loss	(0.18)[2]	(0.33)[2]	(0.27)	(0.28)[2]	(0.09)
Net realized and unrealized gain (loss) on investments, options and futures contracts	(4.89)	0.54	3.54	(3.29)	4.22

TOTAL FROM INVESTMENT OPERATIONS	(5.07)	0.21	3.27	(3.57)	4.13

Less Distributions:
Distributions from net realized gain on investments	(0.45)	--	--	(0.00)[3]	(0.22)

Net Asset Value, End of Period	$12.92	$18.44	$18.23	$14.96	$18.53

Total Return[4]	(27.99)%	1.15%	21.86%	(19.25)%	28.56%

Ratios to Average Net Assets:

Expenses	2.22%	2.10%	2.06%	2.03%	2.19%

Net operating loss	(1.22)%	(1.62)%	(1.47)%	(1.57)%	(1.40)%

Expense waiver/reimbursement[5]	0.02%	0.00%[6]	0.09%	0.07%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$110,898	$188,440	$197,509	$195,188	$183,180

Portfolio turnover	148%	219%	83%	59%	118%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$18.40	$18.20	$14.95	$18.51	$14.60
Income From Investment Operations:
Net operating loss	(0.18)[2]	(0.33)[2]	(0.29)	(0.27)[2]	(0.10)
Net realized and unrealized gain (loss) on investments, options and futures contracts	(4.88)	0.53	3.54	(3.29)	4.23

TOTAL FROM INVESTMENT OPERATIONS	(5.06)	0.20	3.25	(3.56)	4.13

Less Distributions:
Distributions from net realized gain on investments	(0.45)	--	--	(0.00)[3]	(0.22)

Net Asset Value, End of Period	$12.89	$18.40	$18.20	$14.95	$18.51

Total Return[4]	(27.99)%	1.10%	21.74%	(19.22)%	28.60%

Ratios to Average Net Assets:

Expenses	2.22%	2.10%	2.06%	2.03%	2.19%

Net operating loss	(1.22)%	(1.62)%	(1.47)%	(1.57)%	(1.40)%

Expense waiver/reimbursement[5]	0.02%	0.00%[6]	0.09%	0.07%	--

Supplemental Data:

Net assets, end of period (000 omitted)	$16,706	$28,258	$32,075	$33,318	$26,375

Portfolio turnover	148%	219%	83%	59%	118%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Kaufmann Small Cap Fund (formerly, Federated Small Cap Strategies Fund) (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in the open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federated Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(2,522,571)	$(22,037)	$2,544,608

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $24,620,542, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

At October 31, 2001, the Fund had no open futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Written Options Contract

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, at the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2001, the Fund had no written option activity.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2001, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$34,162,505	$35,368,502

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,603,009	$203,771,298	32,636,627	$673,960,458
Shares issued to shareholders in payment of distributions declared	164,674	2,741,816	--	--
Shares redeemed	(14,831,821)	(241,367,140)	(31,923,228)	(659,632,290)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,064,138)	$(34,854,026)	713,399	$14,328,168

Year Ended October 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	608,123	$9,189,666	2,021,052	$42,193,013
Shares issued to shareholders in payment of distributions declared	256,465	4,118,835	--	--
Shares redeemed	(2,499,775)	(37,146,530)	(2,635,995)	(54,209,031)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,635,187)	$(23,838,029)	(614,943)	$(12,016,018)

Year Ended October 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	653,187	$10,204,674	1,882,448	$39,297,750
Shares issued to shareholders in payment of distributions declared	37,762	605,322	--	--
Shares redeemed	(930,504)	(14,462,805)	(2,108,388)	(43,861,174)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(239,555)	$(3,652,809)	(225,940)	$(4,563,424)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,938,880)	$(62,344,864)	(127,484)	$(2,251,274)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of sub-adviser agreement between the Advisers and the Trust Division of Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an annual fee from the Adviser equal to 0.15% of the Fund's average daily net assets. In addition, FGIMC may voluntarily choose to reduce its compensation. For the year ended October 31, 2001, FGIMC earned a sub-adviser fee of $55,496.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2001, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $33,841 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2001, were as follows:

Purchases	$402,741,850

Sales	$476,630,032

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $8,778,839 as capital gain dividends for the year ended October 31, 2001.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN SMALL CAP FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Small Cap Fund (the "Fund") (formerly, Federated Small Cap Strategies Fund) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2001 and 2000, and the financial highlights for the years ended October 31, 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 31, 1999 were audited by other auditors, whose report dated December 21, 1998, expressed an unqualified opinion therein.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Kaufmann Small Cap Fund as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Kaufmann Small Cap Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172404
Cusip 314172503
Cusip 314172602

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G01658-04 (12/01)

Federated Investors
World-Class Investment Manager

Federated Large Cap Growth Fund

A Portfolio of Federated Equity Funds

3RD ANNUAL REPORT

October 31, 2001

Established 1998

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Large Cap Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Large Cap Growth Fund was created in December of 1998, and this is our third Annual Report. This fund invests in more than 100 major U.S. corporations with market capitalizations of over $60 billion on average. You can easily recognize most of the fund's holdings. They are some of the largest U.S. companies in 11 industry sectors. The fund's net assets totaled $464.3 million on October 31, 2001, as the fund served over 36,400 shareholders.

This report covers the 12-month period from November 1, 2000 through October 31, 2001. It begins with an interview with Angela Kohler, Assistant Vice President, who co-manages the fund with James Grefenstette, Senior Vice President, both of Federated Investment Management Company. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's highly diversified stock holdings, and second is the publication of the fund's financial statements.

The fund's large-cap stock companies employ tens of thousands of people, have large domestic presences, and are expanding their markets around the globe. Their products are known and used worldwide, and their extensive distribution networks allow them to compete successfully in many countries and in many industries. At the end of the reporting period, the fund's portfolio held easily recognizable names like Microsoft, PepsiCo, Verizon Communications, ChevronTexaco, and Procter & Gamble.

The 12 months of the fund's reporting period saw high volatility in equity markets, an economy moving into recession, and terrorist attacks on September 11 that accelerated the economic slowdown. These negative trends contributed to declining performance for the growth stocks sector and for this large-cap, growth-oriented fund. Individual share class total return performance for the period from November 1, 2000 to October 31, 2001 follows.1

	Total Return	Net Asset Value Change
Class A Shares	(40.54)%	$13.37 to $7.95 = (40.54)%
Class B Shares	(40.94)%	$13.24 to $7.82 = (40.94)%
Class C Shares	(40.89)%	$13.23 to $7.82 = (40.89)%

Of course, the fund is a long-term investment, and will always be subject to the day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time, you may increase your opportunity to participate in the growth and earnings of high-quality U.S. corporations by "paying yourself first"--adding to your account on a regular basis through a systematic investment program. You can arrange to withdraw a specific amount from your checking account on a regular basis and purchase more fund shares. Buying shares regularly, (i.e., monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices.2 Please contact your investment representative for more information about the dollar-cost average method of investing.

Thank you for entrusting a portion of your wealth to Federated Large Cap Growth Fund. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2001

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (43.82)%, (44.19)%, and (41.48)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Angela Kohler, CFA

Assistant Vice President

Federated Investment Management Company

James Grefenstette

Senior Vice President

Federated Investment Management Company

Investment Review

What is your review of the stock market over the past year?

Overall, the 12-month reporting period ended October 31, 2001 was weak, as indicated by the Standard & Poor's 500 Index ("S&P 500") return of (24.83)%.1 During the past year, we witnessed extreme volatility in the stock market, an economy sliding deeper into recession, and the terrorist attacks of September 11 that exacerbated the economic slowdown.

During the reporting period, growth stocks were particularly hard hit, as uncertainty about the timing of an economic recovery, combined with disappointing corporate earnings trends, led many investors away from the growth investment style. The S&P 500 Barra Growth Index,2 a highly diversified index of large-cap growth stocks, declined 32.1% during the reporting period. As the fund remained true to its stated growth style, it participated in its challenging performance. However, as the market begins to discount an economic and earnings recovery, the fund is positioned to actively participate in market upside.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

How did the fund perform during the reporting period?

Like the overall equity market, the fund performed poorly. For the 12-month reporting period from November 1, 2000 through October 31, 2001, the fund's total returns for Class A, B, and C Shares were (40.54)%, (40.94)%, and (40.89)%, respectively, based on net asset value. Performance lagged the (38.73)% average return over the same period for the fund's peers in the Lipper Large-Cap Growth Funds category.3

Beyond macroeconomic trends, what were the main reasons for the fund's underperformance? And how are you now positioning the fund to improve performance?

Outside of the impact of macroeconomic trends, factors affecting fund performance were largely driven by the growth profile of the fund and its policy of remaining fully invested in stocks within its investment style. Specifically, the fund's holdings in Investment Technology and high-growth Financials, had the largest impact on negative performance, which was slightly offset by better performance in sectors such as Healthcare and Industrials.

We continue to look for opportunities to invest in large, well-established companies that are able to sustain superior growth earnings. Additionally, we are focusing on market sectors that are expected to be significant early participants in the Federal Reserve Board's (the "Fed") induced economic recovery.

What are some of the fund's recent portfolio additions?

Boston Scientific (0.6% of net assets) is a diversified medical device manufacturer with robust worldwide distribution. The company is expected to be a leader in the emerging drug-coated stent market.

LSI Logic Corp. (2.0% of net assets) is a diversified semiconductor manufacturer that should benefit from improving fundamentals in the general semiconductor industry. LSI has customers in the wireless, consumer products, storage, computer, networking, and telecommunications industries.

Praxair (1.7% of net assets) is a market share leader in the steel market and has a strong position in the high-growth refinery market. The company's stable earnings make it a particularly attractive investment.

3 Lipper figures represent the average of the total returns reported by the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

What were the fund's top ten holdings as of October 31, 2001, and what were the industry sector weightings?

Name		Percentage of Net Assets
Microsoft Corp.		2.9%
Nokia Oyj, ADR		2.1%
Texas Instruments, Inc.		2.0%
LSI Logic Corp.		2.0%
USA Education, Inc.		2.0%
Cisco Systems, Inc.		1.9%
Lockheed Martin Corp.		1.9%
Dell Computer Corp.		1.7%
Transocean Sedco Forex, Inc.		1.7%
Praxair, Inc.		1.7%
TOTAL		19.9%

Sector	Percentage of Net Assets	Percentage of S&P 500
Information Technology	29.6%	16.5%
Financials	13.9%	17.7%
Healthcare	13.3%	15.2%
Consumer Discretionary	11.5%	12.3%
Industrials	10.2%	10.7%
Energy	5.6%	6.9%
Consumer Staples	4.8%	8.9%
Telecommunication Services	3.3%	5.7%
Utilities	1.9%	3.5%
Materials	1.7%	2.6%
Other	2.1%	--

What is your outlook for the remainder of 2001 and 2002?

With nine Fed rate cuts behind us as of October 31, we are optimistic that the remainder of 2001 and 2002 will ensure improved performance for large-cap growth investments. Other positive factors include federal fiscal stimulus, reduced energy costs, lower inflation, and inventory burn-through. As the market begins to anticipate these factors, we would expect dramatically improved performance for the market overall and particularly for growth investments. We are positioning the fund to take advantage of these trends as they develop.

Federated Large Cap Growth Fund -- Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class A Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2001 compared to the S&P 500 Index (S&P 500).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
One Year	(43.82)%

Start of Performance (12/29/1998)	(9.57)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Large Cap Growth Fund -- Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class B Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2001 compared to the S&P 500 Index (S&P 500).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
One Year	(44.19)%

Start of Performance (12/29/1998)	(9.60)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Large Cap Growth Fund --Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class C Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2001 compared to the S&P 500 Index (S&P 500).2

Average Annual Total Return[3] for the Period Ended 10/31/2001
One Year	(41.48)%

Start of Performance (12/29/1998)	(8.29)%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		COMMON STOCKS--95.8%
		Consumer Discretionary--11.5%
136,200	[1]	Bed Bath & Beyond, Inc.	$3,413,172
37,085	[1]	Clear Channel Communications, Inc.	1,413,680
26,000	[1]	Comcast Corp., Class A	931,840
130,800		Costco Wholesale Corp.	4,948,164
8,000		Gannett Co., Inc.	505,600
62,400		Harley Davidson, Inc.	2,824,224
85,000		Home Depot, Inc.	3,249,550
118,700	[1]	Kohl's Corp.	6,600,907
132,580		Lowe's Cos., Inc.	4,520,978
86,600		McDonald's Corp.	2,257,662
78,300		Omnicom Group, Inc.	6,011,874
78,800		TJX Cos., Inc.	2,663,440
143,200		Target Corp.	4,460,680
25,600	[1]	USA Networks, Inc.	472,064
132,800	[1]	Viacom, Inc., Class B	4,848,528
83,075		Wal-Mart Stores, Inc.	4,270,055

		TOTAL	53,392,418

		Consumer Staples--4.8%
65,000		Coca-Cola Co.	3,112,200
41,800		Colgate-Palmolive Co.	2,404,336
33,700		General Mills, Inc.	1,547,504
176,400		Kraft Foods, Inc., Class A	5,953,500
130,390		PepsiCo, Inc.	6,351,297
20,000		Procter & Gamble Co.	1,475,600
34,200	[1]	Safeway, Inc.	1,424,430

		TOTAL	22,268,867

		Energy--5.6%
105,900		Anadarko Petroleum Corp.	6,041,595
209,600		Baker Hughes, Inc.	7,509,968
21,600		ChevronTexaco Corp.	1,912,680
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
46,700		Exxon Mobil Corp.	$1,842,315
18,800		Occidental Petroleum Corp.	476,016
266,600		Transocean Sedco Forex, Inc.	8,037,990

		TOTAL	25,820,564

		Financials--13.9%
78,900		American International Group, Inc.	6,201,540
86,900		Bear Stearns Cos., Inc.	4,692,600
134,900		Charter One Financial, Inc.	3,676,025
30,600		Fannie Mae	2,477,376
104,000		Fifth Third Bancorp	5,867,680
36,200		Freddie Mac	2,455,084
86,500		Goldman Sachs Group, Inc.	6,760,840
82,200		MBNA Corp.	2,269,542
14,200		Marsh & McLennan Cos., Inc.	1,373,850
73,900		Morgan Stanley, Dean Witter & Co.	3,615,188
27,200		Progressive Corp., OH	3,772,912
433,800		Schwab (Charles) Corp.	5,587,344
82,700		State Street Corp.	3,766,158
112,700		USA Education, Inc.	9,191,812
70,900		Wells Fargo & Co.	2,800,550

		TOTAL	64,508,501

		Health Care--13.3%
109,100		Abbott Laboratories	5,780,118
41,200	[1]	AmerisourceBergen Corp.	2,618,672
113,100	[1]	Boston Scientific Corp.	2,571,894
66,400		Bristol-Myers Squibb Co.	3,549,080
40,770		Cardinal Health, Inc.	2,736,075
27,100	[1]	Forest Labratories, Inc., Class A	2,015,698
34,460	[1]	Genentech, Inc.	1,800,535
59,700		Guidant Corp.	2,478,147
11,600		HCA, Inc.	460,056
165,200	[1]	Immunex Corp.	3,946,628
134,200		Johnson & Johnson	7,771,522
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
34,366	[1]	King Pharmaceuticals, Inc.	$1,339,930
24,600		Lilly (Eli) & Co.	1,881,900
96,150		Medtronic, Inc.	3,874,845
14,000		Merck & Co., Inc.	893,340
153,697		Pfizer, Inc.	6,439,904
34,000		Schering Plough Corp.	1,264,120
68,600		St. Jude Medical, Inc.	4,870,600
94,100	[1]	Tenet Healthcare Corp.	5,412,632

		TOTAL	61,705,696

		Industrials--10.2%
257,600	[1]	Concord EFS, Inc.	7,050,512
101,300		Danaher Corp.	5,646,462
153,500		Dover Corp.	5,057,825
28,800		General Dynamics Corp.	2,350,080
126,240		General Electric Co.	4,596,398
184,100		Lockheed Martin Corp.	8,978,557
142,805		Tyco International Ltd.	7,017,438
126,900		United Technologies Corp.	6,838,641

		TOTAL	47,535,913

		Information Technology--29.6%
155,500		Adobe System, Inc.	4,105,200
486,900	[1]	BEA Systems, Inc.	5,910,966
178,200	[1]	Broadcom Corp., Class A	6,131,862
109,000	[1]	Celestica, Inc.	3,740,880
128,100	[1]	Check Point Software Technologies Ltd.	3,781,512
535,025	[1]	Cisco Systems, Inc.	9,052,623
338,700	[1]	Dell Computer Corp.	8,122,026
132,800	[1]	Electronic Arts, Inc.	6,833,888
83,300		Electronic Data Systems Corp.	5,362,021
286,030		Intel Corp.	6,984,853
545,800	[1]	LSI Logic Corp.	9,251,310
146,900		Linear Technology Corp.	5,699,720
220,200		Micron Technology, Inc.	5,011,752
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
228,110	[1]	Microsoft Corp.	$13,264,596
479,000		Nokia Oyj, ADR	9,824,290
252,060	[1]	Oracle Corp.	3,417,934
250,800	[1]	Peoplesoft, Inc.	7,466,316
148,600	[1]	Qualcomm, Inc.	7,299,232
246,500	[1]	Siebel Systems, Inc.	4,025,345
334,720		Texas Instruments, Inc.	9,368,813
92,700	[1]	Veritas Software Corp.	2,630,826

		TOTAL	137,285,965

		Materials--1.7%
169,700		Praxair, Inc.	8,006,446

		Telecommunication Services--3.3%
25,700		BellSouth Corp.	950,900
55,000		SBC Communications, Inc.	2,096,050
244,800	[1]	Sprint PCS Group	5,459,040
139,900		Verizon Communications	6,968,419

		TOTAL	15,474,409

		Utilities--1.9%
16,000		Dominion Resources, Inc.	977,920
123,800		Duke Energy Corp.	4,755,158
89,300		Dynegy, Inc.	3,205,870

		TOTAL	8,938,948

		TOTAL COMMON STOCKS (IDENTIFIED COST $437,527,086)	444,937,727

		MUTUAL FUND--2.1%
9,662,878		Prime Value Obligations Fund, Class IS (at net asset value)	9,662,878

		TOTAL INVESTMENTS (IDENTIFIED COST $447,189,964)[2]	$454,600,605

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $478,156,181. The net unrealized depreciation of investments on a federal tax basis amounts to $23,555,576 which is comprised of $16,568,761 appreciation and $40,124,337 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($464,280,200) at October 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified and cost $447,189,964)		$454,600,605
Income receivable		249,593
Receivable for investments sold		43,191,427
Receivable for shares sold		488,859

TOTAL ASSETS		498,530,484

Liabilities:
Payable for investments purchased	$33,061,666
Payable for shares redeemed	854,703
Accrued expenses	333,915

TOTAL LIABILITIES		34,250,284

Net assets for 58,885,312 shares outstanding		$464,280,200

Net Assets Consist of:
Paid in capital		$858,537,826
Net unrealized appreciation of investments		7,410,641
Accumulated net realized loss on investments		(401,669,347)
Undistributed net investment income		1,080

TOTAL NET ASSETS		$464,280,200

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
$228,433,461 ÷ 28,719,241 shares outstanding		$7.95

Offering price per share (100/94.50 of $7.95)[1]		$8.41

Redemption proceeds per share		$7.95

Class B Shares:
$205,699,015 ÷ 26,309,692 shares outstanding		$7.82

Offering price per share		$7.82

Redemption proceeds per share (94.50/100 of $7.82)[1]		$7.39

Class C Shares:
$30,147,724 ÷ 3,856,379 shares outstanding		$7.82

Offering price per share		$7.82

Redemption proceeds per share (99.00/100 of $7.82)[1]		$7.74

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $15,933)			$3,961,636
Interest			1,028,125

TOTAL INCOME			4,989,761

Expenses:
Investment adviser fee		$4,892,421
Administrative personnel and services fee		491,199
Custodian fees		43,225
Transfer and dividend disbursing agent fees and expenses		1,470,015
Directors'/Trustees' fees		8,660
Auditing fees		10,518
Legal fees		2,632
Portfolio accounting fees		130,218
Distribution services fee--Class A Shares		790,800
Distribution services fee--Class B Shares		2,204,557
Distribution services fee--Class C Shares		315,464
Shareholder services fee--Class B Shares		734,852
Shareholder services fee--Class C Shares		105,155
Share registration costs		104,191
Printing and postage		152,087
Insurance premiums		1,222
Miscellaneous		4,924

TOTAL EXPENSES		11,462,140

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(1,924)
Fees paid indirectly from directed brokerage arrangements	(34,742)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(36,666)

Net expenses			11,425,474

Net operating loss			(6,435,713)

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(311,415,344)
Net change in unrealized appreciation of investments			(34,673,343)

Net realized and unrealized loss on investments			(346,088,687)

Change in net assets resulting from operations			$(352,524,400)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(6,435,713)	$(8,721,306)
Net realized loss on investments	(311,415,344)	(85,055,435)
Net change in unrealized appreciation of investments	(34,673,343)	11,077,275

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(352,524,400)	(82,699,466)

Share Transactions:
Proceeds from sale of shares	149,150,227	862,499,791
Proceeds from shares issued in connection with the tax-free transfer of assets from IAI Growth Fund	--	5,961,041
Cost of shares redeemed	(217,590,073)	(166,056,888)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(68,439,846)	702,403,944

Change in net assets	(420,964,246)	619,704,478

Net Assets:
Beginning of period	885,244,446	265,539,968

End of period (including undistributed net investment income of $1,080 and $0, respectively)	$464,280,200	$885,244,446

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,		Period Ended
	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$13.37	$12.78	$10.00
Income From Investment Operations:
Net operating loss	(0.06)	(0.13)[2]	(0.08)[2]
Net realized and unrealized gain (loss) on investments	(5.36)	0.72	2.86

TOTAL FROM INVESTMENT OPERATIONS	(5.42)	0.59	2.78

Less Distributions:
Distributions from net investment income	--	--	(0.00)[3]

Net Asset Value, End of Period	$ 7.95	$13.37	$12.78

Total Return[4]	(40.54)%	4.62%	27.83%

Ratios to Average Net Assets:

Expenses	1.37%	1.25%	1.20%[5]

Net operating loss	(0.60)%	(0.84)%	(0.82)%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.39%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$228,433	$427,514	$105,338

Portfolio turnover	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Amount represents less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,		Period Ended
	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$13.24	$12.75	$10.00
Income From Investment Operations:
Net operating loss	(0.16)	(0.24)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments	(5.26)	0.73	2.90

TOTAL FROM INVESTMENT OPERATIONS	(5.42)	0.49	2.75

Net Asset Value, End of Period	$ 7.82	$13.24	$12.75

Total Return[3]	(40.94)%	3.84%	27.53%

Ratios to Average Net Assets:

Expenses	2.12%	2.00%	1.95%[4]

Net operating loss	(1.35)%	(1.59)%	(1.57)%[4]

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.39%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$205,699	$400,171	$145,310

Portfolio turnover	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,		Period Ended
	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$13.23	$12.75	$10.00
Income From Investment Operations:
Net operating loss	(0.15)	(0.24)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments	(5.26)	0.72	2.90

TOTAL FROM INVESTMENT OPERATIONS	(5.41)	0.48	2.75

Net Asset Value, End of Period	$ 7.82	$13.23	$12.75

Total Return[3]	(40.89)%	3.76%	27.53%

Ratios to Average Net Assets:

Expenses	2.12%	2.00%	1.95%[4]

Net operating loss	(1.35)%	(1.59)%	(1.57)%[4]

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.39%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$30,148	$57,560	$14,892

Portfolio turnover	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is appreciation of capital.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers, Inc. (IAI) Growth Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Growth Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of IAI Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
391,144	$5,961,041	$736,008		$968,374,982	$5,961,041	$974,336,023

1 Unrealized appreciation is included in the IAI Growth Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. Government securities are generally valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Income
$(6,436,793)	$6,436,793

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $370,702,050, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 5,068,154

2008	$ 70,273,043

2009	$295,360,853

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	8,281,066	$87,529,377	29,213,803	$450,485,894
Shares issued in connection of the tax-free transfer of assets from IAI Growth Fund	--	--	391,144	5,961,041
Shares redeemed	(11,541,475)	(117,255,343)	(5,866,809)	(90,416,338)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,260,409)	$(29,725,966)	23,738,138	$366,030,597

Year Ended October 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	4,507,132	$48,422,942	23,313,134	$355,845,246
Shares redeemed	(8,418,892)	(82,773,359)	(4,485,308)	(68,030,859)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(3,911,760)	$(34,350,417)	18,827,826	$287,814,387

Year Ended October 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,260,578	$13,197,908	3,676,444	$56,168,651
Shares redeemed	(1,754,482)	(17,561,371)	(493,885)	(7,609,691)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(493,904)	$(4,363,463)	3,182,559	$48,558,960

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,666,073)	$(68,439,846)	45,748,523	$702,403,944

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended October 31, 2001, Class A Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $34,742 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended October 31, 2001, were as follows:

Purchases	$1,365,774,441

Sales	$1,436,353,465

Purchases and sales of long-term U.S. Government securities for the year ended October 31, 2001, were as follows:

Purchases	$23,820,424

Sales	$19,038,502

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2001 the Fund did not designate any long-term capital gains dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND
THE SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Large Cap Growth Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Large Cap Growth Fund as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172842
Cusip 314172834
Cusip 314172826

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G02516-01 (12/01)

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund

A Portfolio of Federated Equity Funds

17TH ANNUAL REPORT

October 31, 2001

Established 1984

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Growth Strategies Fund

President's Message

Dear Valued Shareholder:

Federated Growth Strategies Fund was created in 1984, and enclosed is our 17th Annual Report. As of October 31, 2001, the fund's total net assets of $948.8 million were invested in 127 common stocks of mid- to large-cap corporations, i.e., market cap of approximately $18 billion.

This report covers the 12-month reporting period from November 1, 2000 through October 31, 2001. It begins with an interview with the fund's portfolio manager, James E. Grefenstette, Senior Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's stock holdings, and third is the publication of the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. The fund's portfolio includes common stocks representing ten industry sectors with names that investors recognize immediately--Pepsi Bottling Group, Johnson & Johnson, Pfizer, Barnes & Noble, ChevronTexaco, and Verizon Communications, to name a few.

Despite the U.S. economy's fall into recession and the extreme volatility in equity markets over the past year, we believe that monetary stimulation--such as that provided by the Federal Reserve Board (the "Fed") through ten interest rate cuts in 2001--should spur economic growth, and we expect the economy to turn up next year.

While the fund's returns for the reporting period were negative, they were superior to the (43.31)% return of its peer group, the Lipper Multi-Cap Growth Funds Average.1 This outperformance of its peers was due mainly to the fund's more defensive positioning. However, the fund underperformed the (24.90)% return of its benchmark, the Standard & Poor's 500 Index ("S&P 500").2

Individual share class total return performance for the 12-month reporting period, including realized capital gains, follows.3

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(38.31)%	$2.692	$40.66 to $23.34 = (42.60)%
Class B Shares	(38.77)%	$2.692	$38.79 to $22.02 = (43.23)%
Class C Shares	(38.78)%	$2.692	$39.14 to $22.23 = (43.20)%

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into respective categories indicated. These figures do not reflect sales charges.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (41.70)%, (41.89)%, and (39.35)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

I strongly urge you to consider taking advantage of share price fluctuations in this volatile market by adding to your account on a regular basis. One way to add to your account on a regular basis is through a systematic investment program, whereby a specific amount is withdrawn from your checking account on a regular basis to purchase more fund shares. By employing the dollar-cost averaging method and buying shares regularly (i.e., monthly or quarterly additions of the same dollar amount) could give you the opportunity to accumulate more shares in your account at an average lower cost per share.4 Please contact your investment representative for more information, and note that the fund's share price volatility may make it suitable for regular investments.

Thank you for participating in the growth and earnings opportunities of over 100 dynamic companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2001

4 Systematic investing does not assure a profit or protect against loss in declining a markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

James E. Grefenstette, CFA

Senior Vice President

Federated Investment Management Company

Investment Review

What is your review of the past 12 months for the U.S. economy and the stock market?

Obviously, a weak economy is bad for most stocks, so it is no surprise that the S&P 500 was down 24.90% for the 12 months ended October 31, 2001. During this period, a number of factors that had been working in favor of investors started to work against them:

  The U.S. economy, which had been growing non-stop for the past decade, started to slow and, some believe, actually contracted during the third quarter of 2001.
  The September 11 terrorist attacks sent stock markets plunging temporarily, and most analysts think those events have pushed us into a recession we might otherwise have been able to avoid.
  The "growth" style of investing underperformed relative to the "value" style. Historically, growth and value take turns leading the market. The anomalous exception came during 1994-1999, when growth led for six straight years. We think it's likely that the two styles will resume their historical pattern of alternating market leadership.

While no one knows for certain what the future may hold, we like the prospects for growth stocks going forward. One very important thing for investors to keep in mind is that stocks tend to rally ahead of a recovery. So, it would be far from unusual to see a rally in equities even while economic news worsens. This is because investors anticipating a recovery typically bid stocks up again, several months ahead of an economic recovery.

In fact, it is possible that this is what is occurring now. One very encouraging sign is the rally in stocks from the lows of September 21 through October 31, 2001. During this period, growth issues, as measured by the S&P 500 Barra Growth Index,1 significantly outperformed the S&P 500. In part, this is a reaction not only to the ten interest rate cuts the Fed has made this year through November 6, as well as the more than 150 similar actions taken by central banks around the world. In simplest terms, liquidity tends to drive stock valuations, and the world is currently awash in liquidity.

1 The S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

We must caution that, in the short term, there is a possibility of significant volatility as financial markets react to specific events in the war against terrorism. In addition, we think it likely that when stocks start to rally in earnest, returns are more likely to return to historic levels, as opposed to the unprecedented levels we saw during the late 1990s. That said, however, we believe long-term investors will be well-served with a diversified portfolio that includes exposure to growth stocks.

How did the fund perform during the past 12 months, and how did it compare to its peers?

For the fiscal year ended October 31, 2001, the fund's Class A, B, and C Shares produced total returns of (38.31)%, (38.77)%, and (38.78)%, respectively, based on net asset value. These returns outperformed the (43.31)% average return for the fund's peers in the Lipper Multi-Cap Growth Fund category. This outperformance was due mainly to the fund's modestly defensive positioning for most of the year. We were able to outperform due to the fact that we owned less Technology stocks than most of our peers and more stable growth stocks in sectors such as Healthcare and Finance. On the other side of the ledger, however, the (24.90)% return of the S&P 500 outperformed the fund.

What adjustments have you made to make the fund perform better?

As economic growth began to slow, the fund, following its disciplines, moved to growth issues that tend to do better during an economic downturn. Essentially, this meant trimming holdings in more economically sensitive sectors like Technology in favor of Healthcare, Consumer Cyclicals, and selected Financial sector stocks. When we believe the economy is poised for reaccelerating, we expect to assume a less-defensive posture, adding to our Technology position.

What were some of the fund's best performing stocks?

Some of our best performing stocks included:

Ultramar Diamond Shamrock Corp. (1.0% of net assets) is an independent petroleum refining and marketing company. At this writing, the company has agreed to be acquired by Valero, the largest independent oil refiner and marketer in the United States. The result should be a large, geographically diverse company with above-average refining margins.

BJ's Wholesale Club, Inc. (1.3% of net assets) operates food and general merchandise warehouse clubs. About 60% of the company's merchandising mix is in grocery items, which has provided great defensive positioning during the current economy downturn. We expect that BJ's will be able to grow consistently going forward.

Patterson Dental Co. (1.2% of net assets) distributes dental supplies and equipment to dentists, dental laboratories and institutions in the United States and Canada. The company is picking up market share in the dental distribution sector at a time when industry pricing also is improving. In addition, Patterson Dental's recent Webster veterinary supply acquisition should provide near-term synergies as well as long-term growth opportunities.

What were the fund's top ten holdings, and what were the industry weightings as of October 31, 2001?

Name		Percentage of Net Assets
Affiliated Computer Services, Inc., Class A		1.6%
Johnson & Johnson		1.6%
Concord EFS, Inc.		1.6%
Pfizer, Inc.		1.5%
Dentsply International, Inc.		1.5%
Kinder Morgan, Inc.		1.4%
Flextronics International Ltd.		1.3%
Dell Computer Corp.		1.3%
Mattel, Inc.		1.3%
BJ's Wholesale Club, Inc.		1.3%
TOTAL		14.4%

Sector	Percentage of Net Assets	Percentage of S&P 500
Information Technology	28.6%	16.5%
Healthcare	17.1%	15.2%
Financials	10.4%	17.7%
Industrials	8.6%	10.7%
Consumer Discretionary	8.2%	12.3%
Consumer Staples	7.5%	8.9%
Energy	6.4%	6.9%
Utilities	3.6%	3.5%
Telecommunication Services	3.2%	5.7%
Materials	2.8%	2.6%

What is your outlook for the economy and the stock market looking into 2002?

Despite the grim headlines, punctuated with layoffs, impending bankruptcies and problematic near-term prospects, we believe that better times will be at hand. Given the historic relationship between monetary stimulation and subsequent economic growth, we expect the U.S. economy will begin to stabilize and turn up early next year.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $18,000 in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $153,322 on 10/31/01. You would have earned a 13.27%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/01, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (48.94)%, 6.78%, and 9.33%, respectively. Class B Shares' 1-year, 5-year, and since-inception (8/16/95) total returns were (49.10)%, 6.94%, and 9.88%, respectively. Class C Shares' 1-year, 5-year, and since-inception (8/16/95) total returns were (46.89)%, 7.31%, and 10.00%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 17 years (reinvesting all dividends and capital gains) grew to $51,786.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $18,000 but your account would have reached a total value of $51,7861 by 10/31/01. You would have earned an average annual total return of 11.09%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated Growth Strategies Fund -- Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1991 to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Return[3] for the Year Ended 10/31/2001
1 Year	(41.70%)
5 Years	7.58%
10 Years	9.62%
Start of Performance (8/23/1984)	13.27%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of August 15, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated.

3 Total return quoted reflects all applicable sales charges.

Federated Growth Strategies Fund -- Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class B Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Return[3] for the Year Ended 10/31/2001
1 Year	(41.89%)
5 Years	7.73%
Start of Performance (8/16/1995)	10.33%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. The indexes are unmanaged.

3 Total return quoted reflects all sales charges and contingent deferred sales charges.

Federated Growth Strategies Fund -- Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class C Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 2001 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Return[3] for the Year Ended 10/31/2001
1 Year	(39.35%)
5 Years	8.10%
Start of Performance (8/16/1995)	10.45%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of, or guaranteed by, any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. The indexes are unmanaged.

3 Total return quoted reflects all sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2001

Shares			Value
		COMMON STOCKS--96.4%
		Consumer Discretionary--8.2%
242,100	[1]	BJ's Wholesale Club, Inc.	$12,291,417
270,600	[1]	Barnes & Noble, Inc.	9,944,550
221,300	[1]	Bed Bath & Beyond, Inc.	5,545,778
349,900		Blockbuster, Inc.	8,775,492
330,300		Lowe's Cos., Inc.	11,263,230
203,000	[1]	Macrovision Corp.	4,995,830
651,200		Mattel, Inc.	12,327,216
138,900		Nike, Inc., Class B	6,856,104
235,400		Tiffany & Co.	5,506,006

		TOTAL	77,505,623

		Consumer Staples--7.5%
182,200		Anheuser-Busch Cos., Inc.	7,590,452
155,200		Avon Products, Inc.	7,268,016
172,500	[1]	Constellation Brands, Inc., Class A	7,079,400
121,500		Diageo PLC, ADR	4,963,275
196,900		Kraft Foods, Inc., Class A	6,645,375
213,210		PepsiCo, Inc.	10,385,459
116,700		Philip Morris Cos., Inc.	5,461,560
251,600		The Pepsi Bottling Group, Inc.	11,694,368
172,800		UST, Inc.	5,807,808
92,600		Unilever N.V., ADR	4,813,348

		TOTAL	71,709,061

		Energy--6.4%
331,900	[1]	BJ Services Co.	8,493,321
113,036		ChevronTexaco Corp.	10,009,338
129,900	[1]	Cooper Cameron Corp.	5,066,100
169,000		Exxon Mobil Corp.	6,667,050
327,700	[1]	Global Marine, Inc.	5,275,970
320,600	[1]	Nabors Industries, Inc.	9,855,244
191,700		Ultramar Diamond Shamrock Corp.	9,594,585
164,000	[1]	Weatherford International, Inc.	5,613,720

		TOTAL	60,575,328

Shares			Value
		COMMON STOCKS--continued
		Financials--10.4%
22,100		Alliance Capital Management Holdings LP	$1,053,065
108,600		Arthur J. Gallagher & Co.	3,968,244
102,900		Commerce Bancorp, Inc.	7,511,700
121,500		Countrywide Credit Industries, Inc.	4,851,495
142,500		Dime Bancorp, Inc.	4,827,900
151,600		Edwards (AG), Inc.	5,994,264
67,700		Fannie Mae	5,480,992
82,600		Freddie Mac	5,601,932
108,400		Goldman Sachs Group, Inc.	8,472,544
112,700		Legg Mason, Inc.	4,745,797
123,900		Lehman Brothers Holdings, Inc.	7,738,794
76,300		MBIA Insurance Corp.	3,514,378
218,200		Mellon Financial Corp.	7,331,520
172,900		Morgan Stanley, Dean Witter & Co.	8,458,268
137,200		North Fork Bancorp, Inc.	3,827,880
86,800		SEI Investments Co.	2,669,100
361,900		Synovus Financial Corp.	8,330,938
45,700		XL Capital Ltd.	3,969,502

		TOTAL	98,348,313

		Healthcare--17.1%
115,724	[1]	AmerisourceBergen Corp.	7,355,417
97,250		Cardinal Health, Inc.	6,526,448
216,900	[1]	Celgene Corp.	7,140,348
226,800	[1]	Cytyc Corp.	5,946,696
306,200		Dentsply International, Inc.	13,775,938
126,700	[1]	Forest Laboratories, Inc., Class A	9,423,946
92,600	[1]	Genentech, Inc.	4,838,350
144,800	[1]	Human Genome Sciences, Inc.	6,172,824
197,500	[1]	Immunex Corp.	4,718,275
263,200		Johnson & Johnson	15,241,912
125,000	[1]	King Pharmaceuticals, Inc.	4,873,750
138,000		Lilly (Eli) & Co.	10,557,000
213,700		McKesson Corp.	7,904,763
216,400		Medtronic, Inc.	8,720,920
258,100		Mylan Laboratories, Inc.	9,516,147
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
289,900	[1]	Patterson Dental Co.	$11,016,200
332,432		Pfizer, Inc.	13,928,901
103,500	[1]	Tenet Healthcare Corp.	5,953,320
129,500		Varian Medical Systems, Inc.	8,689,450

		TOTAL	162,300,605

		Industrials--8.6%
79,200	[1]	Alliant Techsystems, Inc.	6,910,992
91,500		Block (H&R), Inc.	3,118,320
686,200	[1]	Cendant Corp.	8,893,152
545,700	[1]	Concord EFS, Inc.	14,935,809
73,200		Eaton Corp.	4,790,208
178,000	[1]	Jacobs Engineering Group, Inc.	11,666,120
72,600	[1]	L-3 Communications Holdings, Inc.	6,306,762
184,200	[1]	Shaw Group, Inc.	5,065,500
240,100		Tyco International Ltd.	11,798,514
323,600		Waste Management, Inc.	7,928,200

		TOTAL	81,413,577

		Information Technology--28.6%
174,600	[1]	Affiliated Computer Services, Inc., Class A	15,373,530
334,300	[1]	Altera Corp.	6,752,860
248,900	[1]	Amdocs Ltd.	6,498,779
263,200	[1]	Applied Materials, Inc.	8,977,752
469,100	[1]	Applied Micro Circuits Corp.	5,174,173
166,100	[1]	BEA Systems, Inc.	2,016,454
179,800	[1]	Brocade Communications Systems, Inc.	4,414,090
266,900	[1]	CIENA Corp.	4,339,794
231,000	[1]	Cadence Design Systems, Inc.	4,883,340
711,100	[1]	Cisco Systems, Inc.	12,031,812
340,100	[1]	Comverse Technology, Inc.	6,397,281
522,400	[1]	Dell Computer Corp.	12,527,152
636,400	[1]	EMC Corp.	7,840,448
151,000	[1]	Electronic Arts, Inc.	7,770,460
209,000	[1]	Emulex Corp.	4,949,120
636,000	[1]	Flextronics International Ltd.	12,656,400
191,100	[1]	Internet Security Systems, Inc.	5,054,595
99,400		Investment Technology Group, Inc.	6,402,354
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
307,500	[1]	Juniper Networks, Inc.	$6,854,175
147,500	[1]	KLA-Tencor Corp.	6,026,850
311,300	[1]	McDATA Corp.	4,878,071
84,500	[1]	Microsoft Corp.	4,913,675
410,400		Motorola, Inc.	6,718,248
324,500	[1]	Network Appliance, Inc.	4,315,850
540,300	[1]	Network Associates, Inc.	10,373,760
531,800	[1]	Oracle Corp.	7,211,208
208,300	[1]	Peoplesoft, Inc.	6,201,091
186,300	[1]	Qlogic Corp.	7,330,905
186,500	[1]	Qualcomm, Inc.	9,160,880
251,400	[1]	RF Micro Devices, Inc.	5,138,616
397,000	[1]	Sandisk Corp.	4,343,180
302,900	[1]	Siebel Systems, Inc.	4,946,357
261,500	[1]	SunGuard Data Systems, Inc.	6,589,800
107,600	[1]	Symantec Corp.	5,916,924
922,740	[1]	Taiwan Semiconductor Manufacturing Co., ADR	11,912,573
239,900	[1]	Teradyne, Inc.	5,529,695
201,700		Texas Instruments, Inc.	5,645,583
135,100	[1]	Verisign, Inc.	5,229,721
128,500	[1]	Veritas Software Corp.	3,646,830
160,600	[1]	Xilinx, Inc.	4,885,452

		TOTAL	271,829,838

		Materials--2.8%
117,700		Cabot Corp.	3,942,950
289,700		Dow Chemical Co.	9,632,525
604,800	[1]	Pactiv Corp.	9,797,760
149,800		Westvaco Corp.	3,677,590

		TOTAL	27,050,825

		Telecommunication Services--3.2%
96,000		Alltel Corp.	5,485,440
169,400		BellSouth Corp.	6,267,800
153,700		SBC Communications, Inc.	5,857,507
72,000		Telephone and Data Systems, Inc.	6,328,800
124,500		Verizon Communications, Inc.	6,201,345

		TOTAL	30,140,892

Shares			Value
		COMMON STOCKS--continued
		Utilities--3.6%
413,900	[1]	Calpine Corp.	$10,244,025
177,844		Dynegy, Inc.	6,384,600
90,200		El Paso Corp.	4,425,212
259,600		Kinder Morgan, Inc.	12,883,948

		TOTAL	33,937,785

		TOTAL COMMON STOCKS (IDENTIFIED COST $892,794,046)	914,811,847

		MUTUAL FUND--2.0%
18,538,936		Prime Value Obligations Fund, Class IS (at net asset value)	18,538,936

		TOTAL INVESTMENTS (IDENTIFIED COST $911,332,982)[2]	$933,350,783

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $942,293,047. The net unrealized depreciation of investments on a federal tax basis amounts to $8,942,264 which is comprised of $84,623,316 appreciation and $93,565,580 depreciation at October 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($948,823,797) at October 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2001

Assets:
Total investments in securities, at value (identified cost $911,332,982)		$933,350,783
Income receivable		323,152
Receivable for investments sold		24,645,309
Receivable for shares sold		1,359,733

TOTAL ASSETS		959,678,977

Liabilities:
Payable for investments purchased	$8,399,723
Payable for shares redeemed	1,899,478
Accrued expenses	555,979

TOTAL LIABILITIES		10,855,180

Net assets for 41,362,539 shares outstanding		$948,823,797

Net Assets Consist of:
Paid in capital		$1,204,085,859
Net unrealized appreciation of investments		22,017,801
Accumulated net realized loss on investments and foreign currency transactions		(277,279,863)

TOTAL NET ASSETS		$948,823,797

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($665,021,346 ÷ 28,491,758 shares outstanding)		$23.34

Offering price per share (100/94.50 of $23.34)[1]		$24.70

Redemption proceeds per share		$23.34

Class B Shares:
Net asset value per share ($237,629,505 ÷ 10,793,332 shares outstanding)		$22.02

Offering price per share		$22.02

Redemption proceeds per share (94.50/100 of $22.02)[1]		$20.81

Class C Shares:
Net asset value per share ($46,172,946 ÷ 2,077,449 shares outstanding)		$22.23

Offering price per share		$22.23

Redemption proceeds per share (99.00/100 of $22.23)[1]		$22.01

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $112,712)			$7,614,077
Interest			2,073,807

TOTAL INCOME			9,687,884

Expenses:
Investment adviser fee		$9,561,789
Administrative personnel and services fee		960,003
Custodian fees		80,079
Transfer and dividend disbursing agent fees and expenses		1,853,778
Directors'/Trustees' fees		16,269
Auditing fees		13,594
Legal fees		8,917
Portfolio accounting fees		166,750
Distribution services fee--Class B Shares		2,412,040
Distribution services fee--Class C Shares		441,431
Shareholder services fee--Class A Shares		2,235,833
Shareholder services fee--Class B Shares		804,013
Shareholder services fee--Class C Shares		147,144
Share registration costs		102,401
Printing and postage		205,711
Insurance premiums		3,924
Miscellaneous		7,414

TOTAL EXPENSES		19,021,090

Waiver, Reimbursement and Expense Reductions:
Waiver of shareholder services fee--Class C Shares	$(1,101)
Reimbursement of investment adviser fee	(3,469)
Fees paid indirectly from directed broker arrangement	(29,171)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTIONS		(33,741)

Net expenses			18,987,349

Net operating loss			(9,299,465)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(272,466,718)
Net change in unrealized appreciation of investments			(368,709,908)

Net realized and unrealized loss on investments and foreign currency transactions			(641,176,626)

Change in net assets resulting from operations			$(650,476,091)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(9,299,465)	$(14,809,944)
Net realized gain (loss) on investments and foreign currency transactions	(272,466,718)	111,917,248
Net change in unrealized appreciation/depreciation of investments	(368,709,908)	55,638,673

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(650,476,091)	152,745,977

Distributions to Shareholders:
Distributions from net realized gain on investments
Class A Shares	(80,448,842)	(90,688,065)
Class B Shares	(29,722,359)	(21,701,036)
Class C Shares	(4,912,050)	(3,423,623)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(115,083,251)	(115,812,724)

Share Transactions:
Proceeds from sale of shares	846,476,250	1,900,763,790
Proceeds from shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	--	712,988
Proceeds from shares issued in connection with the tax-free transfer of assets from a IAI Mid-Cap Growth Fund	--	40,028,222
Net asset value of shares issued to shareholders in payment of distributions declared	99,006,360	95,412,266
Cost of shares redeemed	(946,551,425)	(1,342,412,948)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,068,815)	694,504,318

Change in net assets	(766,628,157)	731,437,571

Net Assets:
Beginning of period	1,715,451,954	984,014,383

End of period	$948,823,797	$1,715,451,954

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$40.66	$37.70	$23.53	$31.54	$25.84
Income From Investment Operations:
Net operating loss	(0.15)[2]	(0.33)[2]	(0.25)[2]	(0.14)[2]	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(14.48)	7.62	14.42	(1.48)	8.56

TOTAL FROM INVESTMENT OPERATIONS	(14.63)	7.29	14.17	(1.62)	8.52

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.00)[3]
Distributions from net realized gain on investments	(2.69)	(4.33)	--	(6.39)	(2.82)

TOTAL DISTRIBUTIONS	(2.69)	(4.33)	--	(6.39)	(2.82)

Net Asset Value, End of Period	$23.34	$40.66	$37.70	$23.53	$31.54

Total Return[4]	(38.31)%	20.47%	60.22%	(6.12)%	36.37%

Ratios to Average Net Assets:

Expenses	1.27%	1.20%	1.24%	1.20%	1.14%

Net operating loss	(0.51)%	(0.76)%	(0.80)%	(0.54)%	(0.14)%

Expense waiver/reimbursement[5]	--	--	--	--	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$665,021	$1,216,669	$776,828	$510,552	$509,678

Portfolio turnover	211%	115%	125%	119%	146%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$38.79	$36.38	$22.88	$31.02	$25.65
Income From Investment Operations:
Net operating loss	(0.35)[2]	(0.63)[2]	(0.47)[2]	(0.34)[2]	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(13.73)	7.37	13.97	(1.41)	8.29

TOTAL FROM INVESTMENT OPERATIONS	(14.08)	6.74	13.50	(1.75)	8.19

Less Distributions:
Distributions from net realized gain on investments	(2.69)	(4.33)	--	(6.39)	(2.82)

Net Asset Value, End of Period	$22.02	$38.79	$36.38	$22.88	$31.02

Total Return[3]	(38.77)%	19.61%	59.00%	(6.78)%	35.23%

Ratios to Average Net Assets:

Expenses	2.02%	1.95%	1.99%	1.96%	1.99%

Net operating loss	(1.26)%	(1.50)%	(1.55)%	(1.34)%	(1.04)%

Supplemental Data:

Net assets, end of period (000 omitted)	$237,630	$425,398	$177,091	$77,975	$39,588

Portfolio turnover	211%	115%	125%	119%	146%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2001	2000	1999 [1]	1998	1997
Net Asset Value, Beginning of Period	$39.14	$36.62	$23.02	$31.16	$25.68
Income From Investment Operations:
Net operating loss	(0.35)[2]	(0.62)[2]	(0.47)[2]	(0.34)[2]	(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(13.87)	7.47	14.07	(1.41)	8.50

TOTAL FROM INVESTMENT OPERATIONS	(14.22)	6.85	13.60	(1.75)	8.30

Less Distributions:
Distributions from net realized gain on investments	(2.69)	(4.33)	--	(6.39)	(2.82)

Net Asset Value, End of Period	$22.23	$39.14	$36.62	$23.02	$31.16

Total Return[3]	(38.78)%	19.81%	59.08%	(6.74)%	35.66%

Ratios to Average Net Assets:

Expenses	2.02%	1.93%	1.97%	1.94%	1.90%

Net operating loss	(1.26)%	(1.48)%	(1.53)%	(1.34)%	(0.91)%

Expense waiver/reimbursement[4]	0.00%[5]	0.02%	0.02%	0.02%	0.09%

Supplemental Data:

Net assets, end of period (000 omitted)	$46,173	$73,385	$30,096	$12,654	$5,860

Portfolio turnover	211%	115%	125%	119%	146%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

5 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2001

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of ten portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

On June 16, 2000, the Fund received a tax-free transfer of assets from a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
16,655	$712,988	$139,914		$1,631,106,655	$712,988	$1,631,819,643

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers, Inc. ("IAI") MidCap Growth Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI MidCap Growth Fund Net Assets Received	Unrealized Appreciation	[2]	Net Assets of Fund Prior to Combination	Net Assets of IAI MidCap Growth Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
886,168	$40,028,222	$11,192,223		$1,833,726,248	$40,028,222	$1,873,754,470

1 Unrealized appreciation is included in the Common Trust Fund Net Assets Received amount shown above.

2 Unrealized appreciation is included in the IAI MidCap Growth Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid In Capital
$9,299,465	$2,393	$(9,301,858)

Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $246,319,798, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	24,505,637	$754,676,005	34,596,449	$1,503,669,201
Shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	--	--	16,655	712,988
Shares issued in connection with the tax-free transfer of assets from a IAI MidCap Growth Fund	--	--	886,168	40,028,222
Shares issued to shareholders in payment of distributions declared	1,860,064	66,962,055	1,940,102	71,765,572
Shares redeemed	(27,798,117)	(837,006,583)	(28,122,031)	(1,217,804,485)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,432,416)	$(15,368,523)	9,317,343	$398,371,498

Year Ended October 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,225,453	$64,936,321	7,030,115	$295,469,107
Shares issued to shareholders in payment of distributions declared	803,469	27,473,027	573,797	20,402,328
Shares redeemed	(3,203,133)	(85,431,478)	(1,503,614)	(62,950,945)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(174,211)	$6,977,870	6,100,298	$252,920,490

Year Ended October 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	931,757	$26,863,924	2,400,282	$101,625,482
Shares issued to shareholders in payment of distributions declared	132,348	4,571,278	90,644	3,244,366
Shares redeemed	(861,685)	(24,113,364)	(1,437,789)	(61,657,518)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	202,420	$7,321,838	1,053,137	$43,212,330

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,404,207)	$(1,068,815)	16,470,778	$694,504,318

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2001, the Fund's expense were reduced by $29,171 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities, short-term securities (and in-kind contributions), for the year ended October 31, 2001, were as follows:

Purchases	$2,560,974,834

Sales	$2,630,241,667

Purchases and sales of long-term U.S. government securities for the year ended October 31, 2001, were as follows:

Purchases	$30,381,090

Sales	$30,676,254

CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $115,083,251 as long-term capital gain dividends for the year ended October 31, 2001.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2001 and 2000, and the financial highlights for the years ended October 31, 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to October 31, 1999, were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion therein.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund as of October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 7, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Growth Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172107
Cusip 314172206
Cusip 314172305

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G01228-08 (12/01)